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GUIDESTONE FUNDS

Medium-Duration Bond Fund and Growth Equity Fund

5005 Lyndon B. Johnson Freeway

Suite 2200

Dallas, Texas 75244-6152

INFORMATION STATEMENT

August 24, 2022

Dear Shareholder:

The enclosed Information Statement discusses actions that have been taken with respect to the Medium-Duration Bond Fund (the “MDBF”) and Growth Equity Fund (the “GEF”), each a series of GuideStone Funds (the “Trust”).

The Board of Trustees of the Trust (the “Board”) has approved the appointment of Guggenheim Partners Investment Management, LLC (“Guggenheim”) to manage an assigned portion of the MDBF. There were no changes to the MDBF’s investment objective, principal investment strategies or principal investment risks as a result of the appointment of Guggenheim. The overall management and advisory fees of the MDBF increased by approximately 0.02% (two basis points) as a result of the appointment of Guggenheim; however, the overall management and advisory fees of the MDBF did not increase to a level above that last approved by its shareholders. As such, shareholder approval was not necessary to approve the appointment of Guggenheim pursuant to an exemptive order received by the Trust, which is discussed within this Information Statement.

In addition, the Board approved the appointments of J.P. Morgan Investment Management Inc. (“JPMIM”) and William Blair Investment Management, LLC (“William Blair”) to manage assigned portions of the GEF. There were no changes to the GEF’s investment objective, principal investment strategies or principal investment risks as a result of the appointment of JPMIM and William Blair. The overall management and advisory fees of the GEF decreased by approximately 0.03% (three basis points) as a result of the appointments of JPMIM and William Blair. The new sub-advisory agreements with JPMIM and William Blair have been approved in conjunction with the termination of the sub-advisory agreements with Brown Advisory, LLC (“Brown”) and ClearBridge Investments, LLC (“ClearBridge”). Each of JPMIM’s and William Blair’s portfolio account within the GEF includes portions of the GEF’s portfolio previously managed by Brown and ClearBridge.

Pursuant to an exemptive order received by the Trust, which is discussed within this Information Statement, the appointments of JPMIM and William Blair did not require a shareholder vote.

We are not asking you for a proxy, and you are requested not to send us a proxy. If you have any questions, please call 1-888-GS-FUNDS (1-888-473-8637), and we will be glad to assist you. Thank you for your continued support of GuideStone Funds.

Very truly yours,

/s/ John R. Jones

John R. Jones

President

GUIDESTONE FUNDS

Medium-Duration Bond Fund and Growth Equity Fund

5005 Lyndon B. Johnson Freeway

Suite 2200

Dallas, Texas 75244-6152

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF

INFORMATION STATEMENT

This notice provides only an overview of the more complete Information Statement that is available to you on the Internet related to the Medium-Duration Bond Fund (the “MDBF”) and Growth Equity Fund (the “GEF”; each, a “Fund” and collectively, the “Funds”), each a series of GuideStone Funds (the “Trust”). We encourage you to access and review all of the important information contained in this Information Statement, available online at: GuideStoneFunds.com/Disclosures/Fund-Literature.

The Information Statement describes the appointments of new sub-advisers to the Funds. On May 23, 2022, the Board of Trustees of the Trust (the “Board”) approved the appointment of Guggenheim Partners Investment Management, LLC (“Guggenheim”) to manage an assigned portion of the MDBF. In addition to Guggenheim, Goldman Sachs Asset Management, L.P., Pacific Investment Management Company LLC and Western Asset Management Company, LLC will continue to provide sub-advisory services to the MDBF with respect to their allocated portions of the MDBF. Additional information about the appointment of Guggenheim and its sub-advisory agreement and the Board’s approval of the appointment of Guggenheim and the approval of the sub-advisory agreement is contained within the Information Statement.

Also, on May 23, 2022, the Board approved the appointment of J.P. Morgan Investment Management Inc. (“JPMIM”) and William Blair Investment Management, LLC (“William Blair”) to manage assigned portions of the GEF. In addition to JPMIM and William Blair, Loomis, Sayles & Company, L.P. and Sands Capital Management, LLC will continue to provide sub-advisory services to the GEF with respect to their allocated portions of the GEF. In connection with the appointment of JPMIM and William Blair as sub-advisers to the GEF, the sub-advisory agreements with Brown Advisory, LLC and ClearBridge Investments, LLC, on behalf of the GEF, were terminated. Additional information about the appointment of JPMIM and William Blair and each respective sub-advisory agreement and the Board’s approval of the appointment of each sub-adviser and the approval of each sub-advisory agreement is contained in the Information Statement.

Please note that under an exemptive order granted by the U.S. Securities and Exchange Commission, GuideStone Capital Management, LLC is permitted, subject to approval of the Board, to select sub-advisers for the Funds and to amend sub-advisory agreements without obtaining shareholder approval, provided the change does not result in an increase in the overall management and advisory fees payable by the Funds, and subject to certain conditions.

This Notice of Internet Availability of the Information Statement is being mailed on or about August 24, 2022. The full Information Statement will be available to view and print on the Trust’s website at GuideStone.com/Disclosures/Fund-Literature until at least 90 days from the date of this Notice and the Information Statement. A paper or email copy of the full Information Statement may be obtained, without charge, by contacting the Trust at 1-888-GS-FUNDS (1-888-473-8637). If you would like to receive a paper or email copy of the full Information Statement, you must request one.

If you are a member of a household in which multiple shareholders of the Fund(s) share the same address, and the Fund(s) or your broker or bank (for “street name” accounts) has received consent to household material, then the Fund(s) or your broker or bank may have sent to your household only one copy of this Notice of Internet Availability of Information Statement, unless the Fund(s) or your broker or bank previously received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of this Notice of Internet Availability of Information Statement, the Fund(s) will deliver promptly a separate copy of this Notice of Internet Availability of Information Statement to you upon written or oral request.

To receive a separate copy of this Notice of Internet Availability of Information Statement, or if you would like to receive a separate copy of future information statements, proxy statements, prospectuses or annual reports, please contact the Trust by writing to the Trust at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152 or by calling 1-888-GS-FUNDS (1-888-473-8637). If you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact the Trust at the telephone number or address stated above.

We are not asking you for a proxy, and you are requested not to send us a proxy.

GUIDESTONE FUNDS

Medium-Duration Bond Fund and Growth Equity Fund

5005 Lyndon B. Johnson Freeway

Suite 2200

Dallas, Texas 75244-6152

INFORMATION STATEMENT

Important Notice Regarding the

Availability of Information Statement

The Information Statement is available at GuideStoneFunds.com/Disclosures/Fund-Literature.

August 24, 2022

This document is an Information Statement for shareholders of the above-listed series (each, a “Fund” and collectively, the “Funds”) of GuideStone Funds (the “Trust”).

GuideStone Capital Management, LLC (the “Adviser”) serves as the investment adviser to the Trust and is located at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152. The Trust’s principal underwriter is Foreside Funds Distributors LLC, whose principal office is located at 400 Berwyn Park, 899 Cassatt Road, Suite 110, Berwyn, Pennsylvania 19312. BNY Mellon Investment Servicing (US) Inc. serves as the Trust’s transfer agent and is located at 103 Bellevue Parkway, Wilmington, Delaware 19809. The Northern Trust Company serves as the Trust’s administration and fund accounting agent and is located at 333 South Wabash Avenue, Chicago, Illinois 60604. The Notice of Internet Availability of Information Statement will be mailed on or about August 24, 2022, to the shareholders of record of the Funds as of July 29, 2022 (the “Record Date”).

As described in the Funds’ prospectus, the assets of the Funds are allocated among multiple sub-advisers. The Trust and the Adviser have received an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) to permit the Adviser, subject to the approval of the Board of Trustees of the Trust (the “Board” or the “Trustees”) to select sub-advisers for the Funds and to amend sub-advisory agreements without obtaining shareholder approval, provided the change does not result in an increase in the overall management and advisory fees payable by the Funds, and subject to certain conditions. These conditions require, among other things, that the shareholders be notified of the appointment of a new sub-adviser within ninety (90) days of the sub-adviser’s appointment. This Information Statement provides such notice of the Board’s approval of new sub-advisory agreements with Guggenheim Partners Investment Management, LLC (“Guggenheim”) on behalf of the Medium-Duration Bond Fund (the “MDBF”); and J.P. Morgan Investment Management Inc. (“JPMIM”) and William Blair Investment Management, LLC (“William Blair”) on behalf of the Growth Equity Fund (the “GEF”).

This Information Statement is provided solely for information purposes. This is not a proxy statement. We are not asking you for a proxy, and you are requested not to send us a proxy.

The Funds will bear the expenses incurred in connection with preparing this Information Statement. The information in this document should be considered to be an Information Statement for purposes of Schedule 14C under the Securities Exchange Act of 1934, as amended.

You may obtain a copy of the Trust’s annual report to shareholders and the most recent semi-annual report, free of charge, by writing to the Trust at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152, by calling toll free at 1-888-GS-FUNDS (1-888-473-8637) or by going to the website at GuideStoneFunds.com.

As of the Record Date, there were issued and outstanding 24,511,495.267 shares of the Investor Class and 127,429,856.229 shares of the Institutional Class of the MDBF and 31,407,527.839 shares of the Investor Class and 40,906,015.189 shares of the Institutional Class of the GEF. Appendix A lists the shareholders who owned beneficially or of record more than 5% of the shares of each class of each Fund as of the Record Date. To the knowledge of the Adviser, executive officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of each class of each Fund as of the Record Date.

I.	Medium-Duration Bond Fund: Appointment of Guggenheim Partners Investment Management, LLC

A.	Overview

On May 23, 2022, the Board voted to approve the appointment of Guggenheim to manage a separate portion of the MDBF. There were no changes to the MDBF’s investment objective, principal investment strategies or principal investment risks as a result of the appointment of Guggenheim. The overall management and advisory fees of the MDBF increased by approximately 0.02% as a result of the appointment of Guggenheim; however, the overall management and advisory fees of the MDBF did not increase to a level above that last approved by its shareholders. As such, shareholder approval was not necessary to approve the appointment of Guggenheim pursuant to an exemptive order from the SEC.

B.	Appointment

At a regular meeting held on May 23-24, 2022, the Board, including the Trustees who are not “interested persons” of the Trust (“Independent Trustees”), as the term “interested person” is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended, (the “1940 Act”), advised by independent legal counsel, considered and unanimously approved the Adviser’s recommendation to appoint Guggenheim to manage a separate portion of the MDBF’s portfolio pursuant to a sub-advisory agreement among the Trust, the Adviser and Guggenheim (the “Guggenheim Agreement”). In addition to Guggenheim, Goldman Sachs Asset Management, L.P., Pacific Investment Management Company LLC and Western Asset Management Company, LLC will continue to provide sub-advisory services to the MDBF with respect to their allocated portions of the MDBF.

The Adviser’s recommendation to appoint Guggenheim was based on its analysis of the MDBF’s investment objective and the structure of the MDBF’s sub-adviser composite. The Adviser’s recommendation is intended to benefit the MDBF by enhancing the MDBF’s risk-return profile.

C.	Board Considerations

In making its determination to approve the appointment of Guggenheim, the Board, including the Independent Trustees, advised by independent counsel, considered a number of factors. Such factors included the nature, extent and quality of the services to be provided by Guggenheim; the composite performance history of Guggenheim’s strategy; the fees charged by Guggenheim for its services; and information regarding the ownership structure, investment management experience, personnel, clients, assets under management (“AUM”), legal and regulatory history, compliance policies and procedures, brokerage and soft dollar practices and investment philosophy and processes of Guggenheim. In light of the coronavirus pandemic (“COVID-19”), the Board considered whether and the extent to which COVID-19 had affected Guggenheim’s operations, human resources and financial condition. The Board also reviewed presentations by the Adviser regarding the comprehensive review process it used to recommend Guggenheim. The Board received and considered information about Guggenheim’s potential to contribute economies of scale as the MDBF grows in size. The Board considered that the Adviser had been able to negotiate a fee schedule that was considered to be favorable compared to Guggenheim’s stated fee schedule.

Because the engagement with Guggenheim would be new, there was no relevant historical profitability information for the Board to assess. The Board noted, however, that Guggenheim did provide an estimate of profitability for providing its services to the MDBF, which was based on utilizing the direct product revenues and expenses and allocating operating costs either by revenue or number of accounts. The Trustees considered the Adviser’s assessment of Guggenheim’s financial condition. The Trustees noted that the Adviser, after reviewing certain financial information provided by Guggenheim, believed that it was financially sound.

The Board considered the fees to be paid to Guggenheim under the Guggenheim Agreement, as well as the overall fee structure under the Guggenheim Agreement, in light of the nature, extent and quality of the services to be provided. The Board also considered information about the fees charged by other investment advisers that offer similar services. The Board noted that the MDBF’s overall management and advisory fees would increase by approximately 0.02% to 0.33% as a result of the addition of Guggenheim but that the fees were still below the overall management and advisory fees that had last been approved by the majority shareholder of the MDBF. The Board also noted that the MDBF, and not the Adviser, would pay fees to Guggenheim directly. In addition, the Board noted that GSCM’s profitability would not be impacted by the addition of Guggenheim, as the advisory fee rate paid to GSCM by the MDBF is not changing and there are no expense caps in effect for the MDBF.

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by Guggenheim and its affiliates as a result of its arrangements with the MDBF. The Board concluded that any potential benefits to be derived by Guggenheim included potential access to additional research resources, increased AUM and reputational benefits, which were consistent with those generally derived by sub-advisers offering similar services to mutual funds.

While acknowledging that past performance does not indicate future results, the Board considered the historical performance of the Guggenheim Core Plus Strategy (the “Guggenheim Strategy”). The Board noted the Guggenheim Strategy’s performance history versus the benchmark, the Bloomberg US Aggregate Bond Index (“BAG”), had been favorable over historic time periods, with the Guggenheim Strategy outperforming its benchmark for the one-, three-, five- and seven-year and analysis periods ended March 31, 2022, and underperforming the benchmark for the year-to-date period.

The Board considered the Adviser’s representation that Guggenheim would be comfortable managing its strategy in accordance with the MDBF’s faith-based investment (“FBI”) policy.

The Board noted that the Adviser did not plan to use a transition manager to re-allocate assets among the MDBF’s sub-advisers. The Board noted that the estimated transition transaction costs are expected to be modest for the MDBF.

Based on all of the information provided to the Board and its consideration of relevant factors, the Board determined that Guggenheim would provide investment management services that are appropriate in scope and that the fees to be paid by the MDBF under the Guggenheim Agreement would be fair and reasonable in light of the nature, extent and quality of services to be provided. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.

No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of Guggenheim. In addition, since January 1, 2021, the beginning of the Trust’s prior fiscal year, no Trustee of the Trust has had, directly or indirectly, a material interest, material transaction or material proposed transaction to which Guggenheim, any parent or subsidiary of Guggenheim or any subsidiary of a parent of such entities was, or is to be, a party.

Information Regarding Guggenheim. Guggenheim was established in 2005 and is registered as an investment adviser with the SEC. Guggenheim is an indirect wholly owned subsidiary of Guggenheim Capital, LLC, an affiliate of Guggenheim Partners, LLC. Guggenheim Partners, LLC is a global, diversified financial services firm with approximately $300 billion in AUM as of June 30, 2022. Guggenheim provides investment advisory and supervisory services, primarily focused on implementing fixed income and equity asset management strategies, to a variety of institutional clients through separately managed accounts and registered and unregistered pooled investment vehicles. As of June 30, 2022, Guggenheim had approximately $227.6 billion in AUM. The portfolio managers who are jointly and primarily responsible for the day-to-day management of the MDBF portfolio account are Steven H. Brown, CFA, Assistant Chief Investment Officer, Senior Managing Director and Portfolio Manager, and Adam J. Bloch, Managing Director and Portfolio Manager. Messrs. Brown and Bloch each have served more than five years as portfolio managers with Guggenheim. More information about Guggenheim is provided in Appendix B.

Comparison of the Management Fees. As a result of the appointment of Guggenheim, the overall management and advisory fees paid by the MDBF increased by approximately 0.02%, based on a restatement of fees for the current fiscal year, compared to the overall management and advisory fees paid by the MDBF prior to the effective date of the Guggenheim Agreement. However, the overall management and advisory fees of the MDBF did not increase to a level above last approved by its majority shareholder. As such, the appointment of Guggenheim did not require a shareholder vote. The MDBF, and not the Adviser, pays the sub-advisory fees to Guggenheim directly and there is no expense cap in effect for the MDBF; therefore, the appointment of Guggenheim is not expected to affect the Adviser’s profitability with respect to the MDBF.

The Institutional Class and Investor Class of the MDBF paid overall management and advisory fees of 0.31% of average daily net assets for the year ended December 31, 2021. For the fiscal year ended December 31, 2021, the actual overall management and advisory fees paid by the MDBF to the Adviser and the sub-advisers, both as a dollar amount and as a percentage based upon the MDBF’s average daily net assets, were $3,105,163 (0.13%) and $4,381,246 (0.18%), respectively. Upon the effectiveness of Guggenheim providing services to the MDBF, the Institutional Class and Investor Class of the MDBF began paying overall management and advisory fees of approximately 0.33% of the MDBF’s average daily net assets. This increase reflects the fees payable to Guggenheim, as well as fees paid to the MDBF’s existing sub-advisers under the services of their respective sub-advisory agreements with the Trust and the Adviser. If the new overall management and advisory fees had been in effect for the fiscal year ended December 31, 2021, the MDBF would have paid $7,888,810 in overall management and advisory fees or a 5% increase in the overall management and advisory fees actually paid that year. The actual amount of the overall management and advisory fees paid by the MDBF will vary, depending on the allocation of the MDBF’s assets to its sub-advisers.

The following tables show the MDBF’s annual expenses (1) based on actual expenses incurred during the MDBF’s fiscal year ended December 31, 2021; and (2) on a pro forma basis as if the Guggenheim Agreement had been in effect during 2021. The pro forma expenses should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown as follows:

Comparison of Fees and Expenses

As of December 31, 2021

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional		Investor
	Actual with Current Advisory Fee	Pro Forma with Proposed Advisory Fee	Actual with Current Advisory Fee	Pro Forma with Proposed Advisory Fee
Management fee	0.31%	0.33%	0.31%	0.33%
Other expenses	0.05%	0.05%	0.31%	0.31%
Acquired fund fees and expenses	0.01%	0.01%	0.01%	0.01%
Total annual Fund operating expenses	0.37%	0.39%	0.63%	0.65%

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Institutional Class		Investor Class
	Actual with Current Advisory Fee	Pro Forma with Proposed Advisory Fee	Actual with Current Advisory Fee	Pro Forma with Proposed Advisory Fee
1 Year	$ 38	$ 40	$ 64	$ 66
3 Years	$119	$125	$202	$208
5 Years	$208	$219	$351	$362
10 Years	$468	$493	$786	$810

Description of the Guggenheim Agreement. The Guggenheim Agreement became effective on June 1, 2022, and Guggenheim began providing services to the MDBF on June 3, 2022. This description of the Guggenheim Agreement is qualified in its entirety by the Guggenheim Agreement, which is included in Appendix C. The terms of the Guggenheim Agreement are substantially the same as the investment sub-advisory agreements among the Trust, the Adviser and the MDBF’s other sub-advisers, except as to: (1) the effective date; (2) the sub-advisory fee schedule and/or (3) certain provisions related to transacting in certain securities and the treatment of confidential information.

The Guggenheim Agreement will continue in effect for an initial term of two years. Thereafter, the Guggenheim Agreement will continue in effect only if approved annually by the Board or by the vote of the shareholders of the majority of the outstanding shares of the MDBF, and also, in either event, if approved by a majority of the Independent Trustees.

Under the Guggenheim Agreement, Guggenheim manages the assets of the MDBF that are allocated to it by the Adviser. Guggenheim has discretion pursuant to the Guggenheim Agreement to purchase and sell securities for its allocated segment of the MDBF’s assets in accordance with the MDBF’s objectives, policies and restrictions, and the more specific strategies and guidelines provided by the Adviser to Guggenheim. Although Guggenheim is subject to the overall supervision of the Board and officers of the Trust and by the Adviser, these parties do not evaluate the investment merits of specific securities transactions.

The Guggenheim Agreement recognizes that Guggenheim may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers that provide the firm with research, analysis, advice or similar services. The Guggenheim Agreement also provides that Guggenheim will: (1) maintain all books and records required to be maintained by it pursuant to the 1940 Act and the rules and regulations promulgated thereunder and any other applicable legal provisions, with respect to transactions Guggenheim effects on behalf of the MDBF and will furnish the Board and the Adviser with such periodic and special reports as the Board or the Adviser may reasonably request; and (2) provide the Board or the Adviser with certain economic and investment analyses and reports, as well as monthly reports, setting forth the MDBF’s performance with respect to Guggenheim’s investments on its behalf and make available to the Board and the Adviser any economic, statistical and investment services that Guggenheim normally makes available to its institutional investors or other customers.

The Guggenheim Agreement does not protect Guggenheim against liability to the MDBF or the MDBF’s shareholders to which the firm might otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or its reckless disregard of its obligations and duties under the Guggenheim Agreement.

The Guggenheim Agreement will terminate automatically with respect to the MDBF upon assignment or upon the termination of the MDBF’s Advisory Agreement with the Adviser. The Guggenheim Agreement may be terminated without penalty at any time by: (1) the Board, or by vote of a majority of the outstanding voting securities of the MDBF, on sixty (60) days’ written notice to Guggenheim; (2) the Adviser, immediately upon written notice to Guggenheim; or (3) Guggenheim on ninety (90) days’ written notice to the MDBF and the Adviser.

Further Information. More information about Guggenheim is included in Appendix B. The above information on the Guggenheim Agreement is only a summary and is qualified in its entirety by reference to the text of the Guggenheim Agreement, which is included in its entirety in Appendix C. Copies of the Guggenheim Agreement will be on file with the SEC and will be available: (i) on the SEC’s EDGAR database via the internet at www.sec.gov; (ii) by electronic request to publicinfo@sec.gov; or (iii) by mail by sending your request to the U.S. Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549-1520.

II.	Growth Equity Fund: Appointments of J.P. Morgan Investment Management Inc. and William Blair Investment Management, LLC

A.	Overview

On May 23, 2022, the Board voted to approve the appointments of two new sub-advisers, JPMIM and William Blair (the “New GEF Sub-Advisers”), to manage separate portions of the GEF. JPMIM and William Blair replaced Brown Advisory, LLC (“Brown”) and ClearBridge Investments, LLC (“ClearBridge”), which served as two of the GEF’s sub-advisers. There were no changes to the GEF’s investment objective, principal investment strategies and principal investment risks as a result of the appointments of the New GEF Sub-Advisers. The overall management and advisory fees of the GEF decreased by approximately 0.03% as a result of the appointments of the New GEF Sub-Advisers and the terminations of Brown and ClearBridge. As such, shareholder approval was not necessary to approve the appointments of the New GEF Sub-Advisers pursuant to an exemptive order from the SEC.

B.	Appointment

At a regular meeting held on May 23-24, 2022, the Board, including the Independent Trustees, advised by independent legal counsel, considered and unanimously approved the Adviser’s recommendation to appoint the New GEF Sub-Advisers to manage separate portions of the GEF’s portfolio pursuant to separate sub-advisory agreements among the Trust, the Adviser and JPMIM (the “JPMIM Agreement”) and among the Trust, the Adviser and William Blair (the “William Blair Agreement” and collectively with the JPMIM Agreement, the “New GEF Sub-Advisory Agreements”). In addition to the New GEF Sub-Advisers, Loomis, Sayles & Company, L.P. and Sands Capital Management, LLC will continue to provide sub-advisory services to the GEF with respect to their allocated portions of the GEF.

The Adviser’s recommendation to appoint the New GEF Sub-Advisers was based on its analysis of the GEF’s investment objective and the structure of the GEF’s sub-adviser composite. The Adviser’s recommendation is intended to benefit the GEF by enhancing the GEF’s risk-return profile.

C.	Board Considerations

In making its determination to approve the appointments of the New GEF Sub-Advisers, the Board, including the Independent Trustees, advised by independent legal counsel, considered a number of factors. Such factors included the nature, extent and quality of the services to be provided by the New GEF Sub-Advisers; the composite performance history of each New GEF Sub-Adviser’s respective strategy; the fees charged by each New GEF Sub-Adviser for its services; and information regarding the ownership structure, investment management experience, personnel, clients, AUM, legal and regulatory history, compliance policies and procedures, brokerage and soft dollar practices and investment philosophies and processes of each New GEF Sub-Adviser. In light of COVID-19, the Board considered whether and the extent to which COVID-19 had affected the New GEF Sub-Advisers’ operations, human resources and financial condition. The Board also reviewed presentations by the Adviser regarding the comprehensive review process it used to recommend the New GEF Sub-Advisers. The Board received and considered information about the potential of the New GEF Sub-Advisers to contribute economies of scale as the GEF grows in size. The Board considered that the Adviser had been able to negotiate fee schedules that were favorable compared to each New GEF Sub-Adviser’s stated fee schedule, respectively. In addition, the Board noted that each New Sub-Adviser’s respective fee schedule included a breakpoint that would reduce the sub-advisory fees charged at the projected asset levels for the respective GEF portfolio accounts.

Because the engagements with the New GEF Sub-Advisers would be new, there was no relevant historical profitability information for the Board to assess. The Board noted, however, that each New GEF Sub-Adviser did provide an estimate of profitability for providing its services to the GEF – JPMIM’s was based on an asset-weighted expense methodology; and William Blair’s was based on a full cost approach. The Trustees considered the Adviser’s assessment of each New GEF Sub-Adviser’s financial condition. The Trustees noted that the Adviser, after reviewing certain financial information provided by the New GEF Sub-Advisers, believed that each New GEF Sub-Adviser was financially sound.

The Board considered the fees to be paid to the New GEF Sub-Advisers under the New GEF Sub-Advisory Agreements, as well as the overall fee structure under the New GEF Sub-Advisory Agreements, in light of the nature, extent and quality of the services to be provided. The Board also considered information about the fees charged by other investment advisers that offer similar services. The Board noted that the GEF’s overall management and advisory fees would decrease as a result of the addition of the New GEF Sub-Advisers and the terminations of Brown and ClearBridge. The Board also noted that the GEF, and not the Adviser, would pay fees to the New GEF Sub-Advisers directly. In addition, the Board noted that GSCM’s profitability would not be impacted by the addition of the New GEF Sub-Advisers, as the advisory fee rate paid to GSCM by the GEF is not changing and there are no expense caps in effect for the GEF..

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by each New GEF Sub-Adviser and its respective affiliates as a result of the respective arrangements with the GEF. The Board concluded that any potential benefits to be derived by the New GEF Sub-Advisers included potential access to additional research resources, increased AUM and reputational benefits, which were consistent with those generally derived by sub-advisers offering similar services to mutual funds.

While acknowledging that past performance does not indicate future results, the Board considered the historical performance of the JPMIM Large Cap Growth Strategy (the “JPMIM Strategy”). The Board noted the JPMIM Strategy’s performance history versus the benchmark, the Russell 1000® Growth Index (“R1000G”), had been favorable over historic time periods, with the JPMIM Strategy outperforming its benchmark for the three-, five- and seven-year and analysis periods ended March 31, 2022, and underperforming the benchmark for the year-to-date and one-year periods.

While acknowledging that past performance does not indicate future results, the Board considered the historical performance of the William Blair Large Cap Growth Strategy (the “William Blair Strategy”). The Board noted the William Blair Strategy’s performance history versus its benchmark, the R1000G, had been favorable over historic time periods, with the William Blair Strategy outperforming its benchmark for the five- and seven-year and analysis periods ended March 31, 2022, and underperforming the benchmark for the year-to-date, one- and three-year periods.

The Board considered the Adviser’s representation that each New GEF Sub-Adviser would be comfortable managing its respective strategy in accordance with the GEF’s FBI policy.

The Board noted that the Adviser planned to use a transition manager to re-allocate assets among the GEF’s sub-advisers. The Board noted that the estimated transition transaction costs are expected to be modest for the GEF.

Based on all of the information provided to the Board and its consideration of relevant factors, the Board determined that the New GEF Sub-Advisers would provide investment management services that are appropriate in scope and that the fees to be paid to each New GEF Sub-Adviser by the GEF under the New GEF Sub-Advisory Agreements would be fair and reasonable in light of the nature, extent and quality of services to be provided. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.

No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of any of the New Sub-Advisers. In addition, since January 1, 2021, the beginning of the Trust’s prior fiscal year, no Trustee of the Trust has had, directly or indirectly, a material interest, material transaction or material proposed transaction to which any New GEF Sub-Adviser, any parent or subsidiary of the New GEF Sub-Advisers or any subsidiary of a parent of such entities was, or is to be, a party.

Information Regarding the New GEF Sub-Advisers

JPMIM. JPMIM is a registered investment adviser that together with other affiliates comprise J.P. Morgan Asset Management (“JPMAM”), the marketing name for the asset management businesses of J.P. Morgan Chase & Co. (“JPM”) and its affiliates worldwide. JPMAM is a leading asset manager for individuals, advisors and institutions, with approximately $2.3 trillion in AUM as of June 30, 2022. JPMIM is directly owned by J.P. Morgan Asset Management Holdings Inc., which is a subsidiary of JPM. Giri Devulapally, Holly Fleiss, Larry H. Lee and Joseph Wilson are the JPMIM portfolio managers responsible for the daily management of an assigned portion of the GEF. Mr. Devulapally, CFA, Managing Director, is the lead portfolio manager for the JPMIM Strategy and is responsible for all buy and sell decisions within the portfolio. Ms. Fleiss and Messrs. Lee and Wilson are Managing Directors and co-portfolio managers. Messrs. Devulapally, Lee and Wilson and Ms. Fleiss have each served more than five years with JPMIM. More information about JPMIM is provided in Appendix D.

William Blair. William Blair is a registered investment adviser affiliated with William Blair & Company, L.L.C. (“William Blair & Company”). William Blair and William Blair & Company are wholly owned subsidiaries of WBC Holdings, L.P., which is wholly owned by current William Blair and William Blair & Company employees. As of June 30, 2022, William Blair had approximately $56.2 billion in AUM in equities, fixed income securities, derivatives and cash equivalents. The portfolio managers who are jointly and primarily responsible for the day-to-day management of the GEF portfolio account are James Golan, CFA, Partner and Portfolio Manager, and David Ricci, CFA, Partner and Portfolio Manager. Messrs. Golan and Ricci each have served more than five years as portfolio managers with William Blair. More information about William Blair is provided in Appendix F.

Comparison of the Management Fees. As a result of the appointment of the New GEF Sub-Advisers, the overall management and advisory fees paid by the GEF decreased by approximately 0.03%, based on a restatement of fees for the current fiscal year, compared to the overall management and advisory fees paid by the GEF prior to the effective date of each respective New Sub-Advisory Agreement. As the overall management and advisory fees of the GEF are lower than the overall management and advisory fees last approved by the majority shareholder of the GEF, the appointment of the New GEF Sub-Advisers did not require a shareholder vote. The GEF, and not the Adviser, pays the sub-advisory fees to the New GEF Sub-Advisers directly and there is no expense cap in effect for the GEF; therefore, the appointments of the New GEF Sub-Advisers are not expected to affect the Adviser’s profitability with respect to the GEF.

The Institutional Class and Investor Class of the GEF paid overall management fees of 0.65% of average daily net assets for the year ended December 31, 2021. For the fiscal year ended December 31, 2021, the actual overall management and advisory fees paid by the GEF to the Adviser and the sub-advisers, both as a dollar amount and as a percentage based upon the GEF’s average daily net assets, were $6,799,668 (0.33%) and $6,518,717 (0.32%), respectively. Upon the effectiveness of the New GEF Sub-Advisers providing services to the GEF, the Institutional Class and Investor Class of the GEF began to pay overall management and advisory fees of approximately 0.62% of the GEF’s average daily net assets.

Description of the New GEF Sub-Advisory Agreements. The New GEF Sub-Advisory Agreements became effective on May 31, 2022, and the New Sub-Advisers began providing services to the GEF on May 31, 2022. This description of the New GEF Sub-Advisory Agreements is qualified in its entirety by the New GEF Sub-Advisory Agreements, which are included in Appendix E (the JPMIM Agreement) and G (the William Blair Agreement). The terms of the New GEF Sub-Advisory Agreements are substantially the same as the investment sub-advisory agreements among the Trust, the Adviser and the GEF’s other sub-advisers, except as to: (1) the effective date; (2) the sub-advisory fee schedule; and/or (3) provisions related to transacting in certain securities.

The New GEF Sub-Advisory Agreements will continue in effect for an initial term of two years. Thereafter, the New GEF Sub-Advisory Agreements will continue in effect only if approved annually by the Board or by the vote of the shareholders of the majority of the outstanding shares of the GEF, and also, in either event, if approved by a majority of the Independent Trustees.

Under the New GEF Sub-Advisory Agreements, each New GEF Sub-Adviser manages the assets of the GEF that are allocated to each New GEF Sub-Adviser, respectively, by the Adviser. The New GEF Sub-Advisers have discretion pursuant to the respective New GEF Sub-Advisory Agreement to purchase and sell securities for its allocated segment of the GEF’s assets in accordance with the GEF’s objectives, policies and restrictions, and the more specific strategies and guidelines provided by the Adviser to each New GEF Sub-Adviser. Although the New GEF Sub-Advisers are subject to the overall supervision of the Board and officers of the Trust and by the Adviser, these parties do not evaluate the investment merits of specific securities transactions.

The New GEF Sub-Advisory Agreements recognize that the New GEF Sub-Advisers may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers that provide the firm with research, analysis, advice or similar services. The New GEF Sub-Advisory Agreements also provide that the New GEF Sub-Advisers will: (1) maintain all books and records required to be maintained by it pursuant to the 1940 Act and the rules and regulations promulgated thereunder and any other applicable legal provisions, with respect to transactions the New GEF Sub-Advisers effect on behalf of the GEF and will furnish the Board and the Adviser with such periodic and special reports as the Board or the Adviser may reasonably request; and (2) provide the Board or the Adviser with certain economic and investment analyses and reports, as well as monthly reports, setting forth the GEF’s performance with respect to the New GEF Sub-Advisers’ investments on its behalf and make available to the Board and the Adviser any economic, statistical and investment services that the New GEF Sub-Advisers normally make available to its institutional investors or other customers.

The New GEF Sub-Advisory Agreements do not protect the New GEF Sub-Advisers against liability to the GEF or the GEF’s shareholders to which the firms might otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties, or their reckless disregard of their obligations and duties under each respective New GEF Sub-Advisory Agreement.

The New GEF Sub-Advisory Agreements will terminate automatically with respect to the GEF upon assignment or upon the termination of the GEF’s Advisory Agreement with the Adviser. The New GEF Sub-Advisory Agreements may be terminated without penalty at any time by: (1) the Board, or by vote of a majority of the outstanding voting securities of the GEF, on sixty (60) days’ written notice to JPMIM or William Blair, as applicable; (2) the Adviser, immediately upon written notice to JPMIM or William Blair, as applicable; and (3) JPMIM or William Blair, as applicable, on ninety (90) days’ written notice to the GEF and the Adviser.

Further Information. More information about each New GEF Sub-Adviser is included in Appendix D (JPMIM) and F (William Blair), respectively. The above information on the New GEF Sub-Advisory Agreements is only a summary and is qualified in its entirety by reference to the text of each respective New GEF Sub-Advisory Agreement, which are included in their entirety in Appendix E (JPMIM Agreement) and G (William Blair Agreement), respectively. Copies of each New GEF Sub-Advisory Agreement will be on file with the SEC and will be available: (i) on the SEC’s EDGAR database via the internet at www.sec.gov; (ii) by electronic request to publicinfo@sec.gov; or (iii) by mail by sending your request to the U.S. Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549-1520.

III.	Additional Information

Portfolio Transactions. To the extent permitted by law and in accordance with procedures established by the Board, the Funds may engage in brokerage transactions with brokers that are affiliates of the Adviser or the Funds’ sub-advisers, with brokers who are affiliates of such brokers or with unaffiliated brokers who trade or clear through affiliates of the Adviser or the Funds’ sub-advisers. For the fiscal year ended December 31, 2021, the MDBF engaged in affiliated brokerage transactions as shown in the following table:

Fund	Broker-Dealer	Affiliate	Aggregate Dollar Amount of Brokerage Commissions Paid	Percentage of the Fund’s Aggregate Brokerage Commissions Paid
Medium-Duration Bond	Goldman, Sachs & Co.	Goldman Sachs Asset Management, L.P.	$56,047	29%

Shareholder Communications. The Board has provided for a process by which shareholders may send communications to the Board. If a shareholder wishes to send a communication to the Board, or to a specified Trustee, the communication should be submitted in writing to Melanie Childers, Vice President – Fund Operations and Secretary, GuideStone Funds, 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152, who will forward such communication to the Trustee(s).

Multiple Shareholders in a Household. If you are a member of a household in which multiple shareholders of the Fund(s) share the same address, and the Fund(s) or your broker or bank (for “street name” accounts) has received consent to household material, then the Fund(s)or your broker or bank may have sent to your household only one copy of this Information Statement (the “Materials”), unless the Fund(s) or your broker or bank previously received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of the Materials, the Fund(s) will deliver promptly a separate copy of the Materials to you upon written or oral request. To receive a separate copy of the Materials, or if you would like to receive a separate copy of future information statements, proxy statements, prospectuses or annual reports, please contact the Trust by writing to the Trust at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152 or by calling 1-888-GS-FUNDS (1-888-473-8637). If you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact the Trust at the telephone number or address stated above.

By Order of the Board of Trustees,

/s/ Melanie Childers
Melanie Childers
Vice President – Fund Operations and
Secretary of the Trust

August 24, 2022

APPENDIX A

SHAREHOLDERS OWNING BENEFICIALLY OR OF RECORD

MORE THAN 5% OF GUIDESTONE FUNDS

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of July 29, 2022 (Percentage of shares owned rounded to the nearest whole percentage)
Medium-Duration Bond Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	11,812,885.977	48%
Medium-Duration Bond Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	4,017,531.269	16%
Growth Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	21,786,726.374	69%
Growth Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	5,827,134.863	19%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	29,851,239.908	23%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	27,494,642.428	22%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	20,032,058.823	16%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 819109 Dallas, TX 75381-9109	12,536,244.159	10%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	8,936,310.112	7%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 819109 Dallas, TX 75381-9109	6,416,297.320	5%
Growth Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	12,230,654.169	30%

A-1

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of July 29, 2022 (Percentage of shares owned rounded to the nearest whole percentage)
Growth Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	9,119,620.192	22%
Growth Equity Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	8,223,468.327	20%
Growth Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	6,444,775.090	16%

A-2

APPENDIX B

MORE INFORMATION ABOUT

GUGGENHEIM PARTNERS INVESTMENT MANAGEMENT, LLC

Guggenheim Partners Investment Management, LLC (“Guggenheim”), with principal offices at 100 Wilshire Boulevard, Suite 500, Santa Monica, California 90401, is a registered investment adviser with the U.S. Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. Guggenheim is a wholly owned subsidiary of Guggenheim Partners LLC. Guggenheim Partners, LLC is a diversified financial services firm with wealth management, capital markets, investment management and proprietary investing businesses, whose clients are a mix of individuals, family offices, endowments, investment funds, foundations, insurance companies and other institutions that have entrusted Guggenheim Partners, LLC with the supervision of more than approximately $300 billion of assets as of June 30, 20221. Guggenheim Partners, LLC is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe and Asia. As of June 30, 2022, Guggenheim had approximately $227.6 billion in assets under management. 2

Listed below are the names, addresses and principal occupations for the directors and principal executive officers of Guggenheim:

Name	Principal Occupations
Brian E. Binder	Senior Managing Director, Senior Executive
Steven H. Brown	Chief Investment Officer for Total Return and Macro Strategies
Joseph M. Burschinger	Chief Risk Officer
Dina M. Dilorenzo	Managing Partner, Co-President
Robert T. Jee	Chief Compliance Officer
David B. Rone	Managing Partner, Co-President
Daniel J. Shannon	Global Head of Guggenheim Operations
Anne B. Wash	Managing Partner, Chief Investment Officer, Fixed Income

The business address of each person listed above is the same as the address for Guggenheim.

[1]	Includes consulting services for clients whose assets are valued at approximately $79 billion.

[2]

Includes leverage of $18.3billion. Guggenheim Investments represents the following affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim, Security Investors, LLC, Guggenheim Funds Distributors, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Advisors, LLC, Guggenheim Corporate Funding, LLC, Guggenheim Partners Europe Limited, Guggenheim Partners Fund Management (Europe) Limited, Guggenheim Partners Japan Limited, GS GAMMA Advisors, LLC and Guggenheim Partners India Management.

B-1

Guggenheim serves as investment adviser or sub-adviser to the following investment company which employs a strategy similar to that utilized for the Growth Equity Fund:

Fund	Approximate Net Assets as of March 31, 2022 (in millions)	Annual Investment Advisory Fee	Fee Waivers
Guggenheim Funds Trust – Guggenheim Total Return Bond Fund	$24.1	0.39%	Guggenheim has contractually agreed through February 1, 2023 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (Operating Expenses) of the Fund to the annual percentage of average daily net assets for each class of shares as follows: Class A-0.79%, Class C-1.54%, Institutional Class-0.50%, and Class P-0.79%.

B-2

APPENDIX C

SUB-ADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT (“Agreement”) is made among GUIDESTONE FUNDS, a Delaware statutory trust (“Trust”), GUIDESTONE CAPITAL MANAGEMENT, LLC, a limited liability company organized under the laws of the State of Texas (“Adviser”), and GUGGENHEIM PARTNERS INVESTMENT MANAGEMENT, LLC, a registered investment adviser organized under the laws of the State of Delaware (“Sub-Adviser”).

WHEREAS, the Adviser has entered into an Investment Advisory Agreement (“Advisory Agreement”) with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, under the Advisory Agreement, the Adviser has agreed to provide investment advisory services to the Trust; and

WHEREAS, under the Advisory Agreement, subject to the approval of the Board of Trustees of the Trust (“Board”), the Adviser is authorized to retain one or more investment sub-advisers to provide investment advisory services to one or more series of the Trust; and

WHEREAS, the Adviser desires to retain the Sub-Adviser to furnish investment advisory services to the series of the Trust listed on Schedule A, as such Schedule A may be amended from time to time (such series being collectively referred to herein as the “Fund,” with any reference herein to the Fund pertaining to such series of the Trust as the context requires), in the manner and on the terms hereinafter set forth; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and the Fund.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the Trust, the Adviser and the Sub-Adviser agree as follows:

1.        Appointment. The Adviser and the Trust hereby appoint the Sub-Adviser as a discretionary investment manager, on the terms and conditions set forth herein, of those assets of the Fund which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the “Fund Account”). The Adviser may from time to time make additions to and withdrawals, including but not limited to cash and cash equivalents, from the Fund Account, subject to prior written notification to the Sub-Adviser. The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser except as expressly authorized in this Agreement or another writing by the Trust, the Adviser and the Sub-Adviser.

2.        Acceptance of Appointment. The Sub-Adviser accepts that appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

3.          Duties as Sub-Adviser.

(a)      Subject to the supervision and direction of the Board and of the Adviser, including all written guidelines, and the policies and procedures adopted by the Trust or the Adviser that are applicable to the Sub-Adviser listed on Schedule B, as such Schedule B may be amended from time to time, the Sub-Adviser will: (i) provide a continuous investment program with respect to the Fund Account; (ii) determine from time to time what investments in the Fund Account will be purchased, retained or sold by the Fund; and (iii) be responsible for placing purchase and sell orders for investments and for other related transactions with respect to the Fund Account. The Sub-Adviser will provide services under this Agreement in accordance with the Fund’s investment objective, policies and restrictions and the description of its investment strategy and style, all as stated in the Trust’s registration statement under the 1940 Act, and any amendments or supplements thereto (“Registration Statement”) of which the Sub-Adviser has written notice. The Trust will deliver to the Sub-Adviser a true and complete copy of the Fund’s Registration Statement as effective from time to time, and such other documents or instruments governing the investment of the Fund Account and such other information as reasonably requested by the Sub-Adviser, as is necessary for the Sub-Adviser to carry out its obligations under this Agreement, including the policies and procedures applicable to the Sub-Adviser listed on Schedule B hereto.

(b)        The Sub-Adviser’s authority hereunder shall include the power to buy, sell, and hold such securities and other instruments, to open accounts and execute trading agreements and any other reasonable and customary documents and representation letters on behalf of the Fund Account as the Sub-Adviser deems appropriate within the parameters of Sections 3(a) and 4, and the conditions of this Agreement. The Fund hereby makes, constitutes and appoints the Sub-Adviser, with full power of substitution (any person in favor of which such power of substitution shall be exercised being referred to as a “Subattorney”), as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead (a) to sign, execute, certify, swear to, acknowledge, deliver, file, receive and record any and all documents and (b) to (i) vote and/or execute any documents required to perform its duties in accordance with the terms hereof. This grant of power of attorney is coupled with an interest and, to the extent permitted by applicable law, irrevocable, and it shall survive and not be affected by the subsequent dissolution or bankruptcy of the Fund; provided, however, that this grant of power of attorney shall expire, and the Sub-Adviser and any Subattorney shall cease to have any power to act as the Fund’s agent or attorney-in-fact, upon termination of this Agreement. The Sub-Adviser shall have the power and authority to negotiate, enter into, and execute, on behalf of the Fund Account, trading documentation, including but not limited to ISDA master agreements, master repurchase agreements, prime brokerage agreements, futures and cleared derivatives agreements, listed options agreements, master confirmation agreements, trade confirmations, credit support annexes, clearing agreements, Master Securities Forwards Trading Agreements, and any similar documentation, inclusive of amendments thereto (hereby “Trading Documents”). The Sub-Adviser agrees that, prior to opening (or amending) any accounts related to or governed by Trading Documents, or entering into or executing any Trading Documents, the Sub-Adviser shall provide the Fund’s accounting agent and administrator (“Administrator”), custodian bank (“Custodian”), and the Adviser with a list of counterparties, prime brokers, or clearing brokers who are parties to such Trading Documents. The Sub-Advisor shall also provide, to the Fund, Adviser, or Administrator, copies of Trading Documents (or amendments thereto) that the Sub-Adviser has executed on behalf of the Fund Account upon their request. The parties agree that any account control agreements, custodial agreements, collateral account control agreements, special custody and pledge agreements, and any similar third party or tri-party custodial or control agreements for the Fund Account (“Control Agreements”) shall be negotiated and executed by the Fund or Adviser, and Sub-Adviser shall have no power to negotiate or execute such Control Agreements. With respect to transactions involving derivative instruments and/or OTC Agreements, the Sub-Adviser agrees to provide Counterparty reports of the type described in Section 3(i). For purposes of this section, the term “Counterparty” includes a clearing broker, prime broker, dealer, foreign currency dealer, futures commission merchant, bank, or any counterparty to an OTC Agreement.

(c)      In accordance with the Fund’s investment policies described in the Registration Statement, the Sub-Adviser is responsible for avoiding investment of Fund Account assets in the securities issued by any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized, as determined by GuideStone Financial Resources, as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Adviser shall provide in writing to the Sub-Adviser a list of such prohibited companies (the “Restricted Issuers List”), which the Adviser in its sole discretion will amend or supplement from time to time. The Adviser will provide the Sub-Adviser with such amendments or supplements to the Restricted Issuers List on a timely basis, and any such changes shall become effective as soon as reasonably practicable after such changes have been received by the Sub-Adviser. If the Sub-Adviser has a question about whether any proposed transaction with respect to the Fund Account would be in compliance with such investment policies, it may consult with the Adviser during normal business hours, and the Adviser will provide instructions upon which the Sub-Adviser may rely in purchasing and selling securities for the Fund Account.

(d)        The Sub-Adviser will select brokers and dealers to effect all portfolio transactions for the Fund Account subject to the conditions set forth herein. The Sub-Adviser will place all necessary orders with brokers, dealers or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Adviser agrees that, in placing orders with brokers and dealers, it will seek to obtain best execution, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement; provided that, on behalf of the Fund, and in compliance with Section 28(e) of the Securities Exchange Act of 1934 (“1934 Act”), the Sub-Adviser may, in its discretion, use brokers and dealers (including brokers and dealers that may be affiliated persons of the Sub-Adviser to the extent permitted herein) who provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions, and the Sub-Adviser may pay to those brokers and dealers, directly or indirectly through a commission sharing arrangement, in return for brokerage and research services a higher commission than may be charged by other brokers and dealers, subject to the Sub-Adviser’s determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The Sub-Adviser agrees to provide the Adviser with reports or other information regarding brokerage and benefits received therefrom, upon the Adviser’s reasonable request. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund Account and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner the Sub-Adviser reasonably believes to be equitable over time and consistent with its fiduciary obligations to each client account.

(e)      Except as permitted by applicable law, rule or regulation (including, but not limited to, Sections 10 and 17 of the 1940 Act and Section 206 of the Investment Advisers Act of 1940, as amended (“Advisers Act”), and the respective rules and regulations promulgated thereunder), including by exemptive order granted by the U.S. Securities and Exchange Commission (“SEC”), SEC interpretive release, and/or SEC staff no-action letter or other written guidance, the Sub-Adviser shall not, on behalf of the Fund Account, enter into any transaction wherein:

(i) during the existence of any underwriting or selling syndicate, an affiliated person of the Trust, or any affiliated person of such an affiliated person, acts as a principal underwriter;

(ii) an affiliated person of or principal underwriter for the Trust, or any affiliated person of such an affiliated person or principal underwriter, acts as principal; or

(iii) an affiliated person of the Trust, or any affiliated person of such an affiliated person, acts as agent or broker.

If the Sub-Adviser enters into any of the permissible affiliated transactions contemplated above, the Sub-Adviser shall comply with the Trust’s policies and procedures, as provided to the Sub-Adviser, in so doing. In addition, to the extent permitted by applicable law and in accordance with the terms of the Investment Guidelines, the Adviser, on behalf of the Fund Account, hereby consents to any client cross transaction where the Sub-Adviser causes a securities transaction to be effected between the Fund Account and another account advised by it or any of its affiliates. The Sub-Adviser acknowledges that, upon entering into this Agreement, it is an “investment adviser” of the Trust within the meaning of Section 2(a)(20)(B) of the 1940 Act, and therefore an “affiliated person” of the Trust within the meaning of Section 2(a)(3)(E) of the 1940 Act. The Sub-Adviser agrees that it will upon request provide the Adviser with a written list of its affiliated persons, indicating which of those affiliated persons are brokers, dealers, futures commission merchants (“FCMs”), and/or banks, and will update such list from time to time, as necessary. To enable the Sub-Adviser to comply with this paragraph, the Adviser agrees that it will, upon request, provide the Sub-Adviser with a written list of the Trust’s affiliated persons (excluding the Fund’s sub-advisers) and principal underwriter, and their respective affiliated persons, and will update such list from time to time as necessary.

(f)        In furnishing services hereunder, to the extent prohibited by, or necessary to comply with, the 1940 Act, the Sub-Adviser will not consult with any other sub-adviser to the Fund, any other series of the Trust, or any other investment company under common control with the Trust concerning transactions of the Fund in securities or other assets. For the avoidance of doubt, the foregoing restriction will not be deemed to prohibit the Sub-Adviser from consulting with: (i) any of its affiliated persons concerning transactions in securities or other assets; (ii) any of the other covered sub-advisers concerning compliance with paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act; or (iii) any successor sub-adviser of the Fund in order to effect an orderly transition of sub-advisory duties, so long as such consultations do not concern transactions prohibited by Section 17(a) of the 1940 Act.

(g)        The Sub-Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder and any other applicable legal provisions, including the Advisers Act, the 1934 Act, the Commodity Exchange Act of 1936, as amended (“CEA”), and the rules and regulations adopted thereunder from time to time, with respect to actions by the Sub-Adviser on behalf of the Fund, and will furnish the Board, the Adviser or the Administrator with such periodic and special reports as any of them may reasonably request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust a complete set of any records that it maintains for the Fund upon request by the Trust. Notwithstanding the foregoing, the Sub-Adviser shall be able to retain copies of such records to the extent necessary to comply with the Sub-Adviser’s recordkeeping policies or regulatory obligations. The Sub-Adviser agrees to keep confidential all records of the Trust and information relating to the Trust in accordance with Section 14 hereof unless the release of such records or information is otherwise consented to in writing by the Trust or the Adviser. The Trust and Adviser agree that such consent shall not be unreasonably withheld. For the avoidance of doubt, where the Sub-Adviser may be exposed to civil or criminal contempt proceedings, when required to divulge such information or record to duly constituted authorities, or when requested to divulge such information in the context of a regulatory examination or investigation being conducted by one of its regulators, such consent is deemed hereby given and the Sub-Adviser shall promptly inform the Trust and the Adviser of the disclosure of such information unless the Sub-Adviser is prohibited from so doing by law.

(h)            All transactions for the Fund Account will be consummated by delivery of assets to or from the Custodian, or such depositories or agents as may be designated by the Custodian in writing, and neither the Sub-Adviser nor its affiliated persons shall have possession or custody of Fund assets at any time. The Sub-Adviser shall advise the Fund’s Custodian and Administrator on a prompt basis of each purchase and sale of a portfolio security or other financial instrument specifying the name of the issuer or Counterparty, the description, terms and amount of shares or principal amount of the security or other financial instrument purchased or sold, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer and such other information as may reasonably be required. The Sub-Adviser shall arrange for the transmission to the Fund’s Custodian and Administrator on a daily basis such confirmation, trade tickets, and other documents and information as may be reasonably necessary to enable the Custodian and Administrator to perform their administrative, recordkeeping and other responsibilities with respect to the Fund. For purposes of the foregoing sentence, communication via electronic means will be acceptable as agreed to in writing from time to time by the Adviser. The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian in accordance with the foregoing, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, other than acts or omissions arising in reliance on instructions of the Sub-Adviser; provided, that it shall be the responsibility of the Sub-Adviser to notify the Adviser if the Custodian fails to confirm in writing proper execution of the instructions.

(i)           Without limiting the generality of the foregoing and in furtherance thereof, the Sub-Adviser shall report to the Fund’s Custodian and Administrator all trades and positions in the Fund Account daily (in such form and at such times as specified by the Fund’s Custodian and Administrator and/or the Adviser), including any trade it has entered into for which it has not received confirmation (and, with respect to transactions involving derivative instruments, shall also request each executing broker and Counterparty to deliver its own such transaction and position reporting), and, while the Custodian is responsible for notifying the Sub-Adviser of corporate actions relevant to the Fund Account, the Sub-Adviser will use reasonable efforts to inform the Adviser of any information related to any corporate action of which the Sub-Adviser becomes aware and which the Sub-Adviser is able to reasonably determine is relevant to the investments of the Fund Account and not otherwise known by us from the Custodian. Unless otherwise specified by the Adviser, all trades shall be communicated by the Sub-Adviser to the Fund’s Custodian and Administrator by 10 a.m. Central Time on the business day following the trade date. The Sub-Adviser shall notify the Fund’s Custodian and Administrator as soon as reasonably practicable upon becoming aware of any trades not included in any previously transmitted trade communication.

(j)        The Sub-Adviser shall reconcile all trades and positions with each executing broker and Counterparty daily to ensure accurate trade settlement and verify open positions (including cash). The Sub-Adviser shall also reconcile daily all trades and positions (including cash) to the Fund’s official books and records, including without limitation, daily reconciliation of all open Custody positions (as defined below) (including cash) to the Custodian, and a daily reconciliation of all open Counterparty-Traded Positions (as defined below) to the Administrator. The Fund’s Administrator shall also conduct a reconciliation of Counterparty-Traded Positions (as defined below) as reported from executing brokers and Counterparties and the Sub-Adviser shall cooperate with the Fund’s Administrator in order to effect such reconciliation, including without limitation by arranging for access by the Fund’s Custodian and Administrator to such files and websites of the executing brokers and Counterparties. The Sub-Adviser shall work with the Fund’s Custodian and Administrator and/or the Adviser, as appropriate, to resolve all open reconciliation items on the same day that they are identified, including trade and position discrepancies, identified in such reconciliations. The Sub-Adviser shall also provide to the Adviser and its Custodian and Administrator a monthly (or such other frequency as may be requested by the Adviser) report detailing all the reconciliation activities outlined in this section, including details about each discrepancy and the plan for resolution. These reports shall be sent to the email address(es) provided by the Adviser to the Sub-Adviser. If a reconciliation does not identify any discrepancies, an email is still required providing evidence of reconciliation. For purposes of this Section 3(j), the term “Custody Positions” refers to all assets of the Fund, including cash, for which custody is maintained directly by the Fund’s Custodian and the term “Counterparty-Traded Positions” refers to all other assets of the Fund, including instruments traded via a Counterparty as defined in Section 3(g).

(k)     The Sub-Adviser agrees to provide, at such times as shall be reasonably requested by the Board or the Adviser, the analysis and reports specified on Schedule C attached hereto, as such Schedule C may be amended from time to time, including without limitation monthly reports setting forth the investment performance of the Fund Account. The Sub-Adviser also agrees to make available to the Board and Adviser any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers. All reporting required by Schedule C shall be provided by Sub-Adviser to the Adviser via the DiligenceVault platform (or such other system that the Adviser may employ for its due diligence and oversight of sub-advisers in the future and so direct the Sub-Adviser). The Adviser acknowledges that the Sub-Adviser has not selected DiligenceVault and will not be liable for, e.g., business continuity issues that might prevent the Sub-Adviser from providing the required reports by the required deadlines. The Sub-Adviser is responsible for meeting its standard of care as reflected in Section 8 hereof when providing reporting through DiligenceVault. For the avoidance of doubt, while the Sub-Adviser may use its own electronic portals, in addition to DiligenceVault, per its standard policies and procedures, the provision of materials via these other electronic portals will not be deemed to satisfy the Sub-Adviser’s obligations to provide the reports required by this section, unless otherwise agreed to in writing by the Adviser.

(l)        In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser will upon reasonable request provide reasonable assistance to the Administrator and/or the Fund in determining or confirming the fair valuation of portfolio securities held in the Fund Account and will, upon request, use its reasonable efforts to arrange for the provision of valuation information, or one or more price(s), for each portfolio security held in the Fund Account for which the Administrator does not obtain prices in the ordinary course of business from an automated pricing service. Additionally, the Sub-Adviser shall be responsible for obtaining valuations for derivative instruments from Counterparties and for providing that information (and any valuation determinations made by the Sub-Adviser) to the Fund’s Administrator and the Adviser for their consideration as the Administrator or Adviser may specify and as reasonably agreed by the Sub-Adviser. The Sub-Adviser shall promptly notify the Adviser if, for any reason, the Sub-Adviser believes that the price assigned to any security or other investment in the Fund Account that is not readily ascertainable may not accurately reflect the fair value thereof (a “Fair Valuation Event”). In those circumstances, approved fair valuation methodology may be utilized by the Sub-Adviser to establish a price, at which time a fair valuation recommendation would be provided to the Adviser. The Sub-Adviser will maintain adequate records with respect to securities fair valuation information provided hereunder, and shall provide such information to the Adviser upon request, with such records being deemed Fund records. Notwithstanding the foregoing, the Adviser and the Trust hereby acknowledge that (i) the Sub-Adviser is not the pricing agent for the Fund and therefore not responsible for valuing the Fund’s securities for purposes of calculating the Fund’s net asset value and (ii) the Sub-Adviser shall not be responsible for any actions undertaken by the Adviser for the Fund as a result of a Fair Valuation Event and shall not be held liable for any errors in the calculation of the net asset value of the Fund following a Fair Valuation Event. The Adviser and Trust further acknowledge that certain information, data or analyses may be proprietary to the Sub-Adviser or otherwise consist of nonpublic information, and agree that nothing in this Agreement shall require the Sub-Adviser to provide any information, data or analysis in contravention of applicable legal or contractual requirements, and, with respect to any information that is provided, agree to use any such information only for the purpose of pricing securities held in the Fund Account and to maintain their confidentiality in accordance with Section 14 hereof.

(m)        The Sub-Adviser shall provide reasonable assistance as reasonably requested in the preparation of (but not pay for) all periodic reports by the Trust or the Fund to shareholders of the Fund and all reports and filings required to maintain the registration and qualification of the Fund, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws. Upon the request of the Trust or the Adviser, the Sub-Adviser shall review Registration Statements or portions thereof that relate to the Fund or the Sub-Adviser and other documents provided to the Sub-Adviser, provide comments on such drafts on a timely basis, and provide certifications or sub-certifications on a timely basis and in a form mutually agreeable to the parties. The Sub-Adviser’s (or its affiliate’s) Form 13F filed with the SEC shall include, to the extent applicable, the 13(f) securities held in the Fund Account.

(n)          As reasonably requested by the Trust on behalf of the Trust’s officers and in accordance with the scope of the Sub-Adviser’s obligations and responsibilities contained in this Agreement (i.e., with respect to the Fund Account and the Sub-Adviser’s provision of portfolio management services hereunder), the Sub-Adviser will provide reasonable assistance to the Trust in connection with the Trust’s compliance with the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated by the SEC thereunder, and Rule 38a-1 under the 1940 Act. Specifically, the Sub-Adviser agrees to, upon the reasonable request of the Trust and with reasonable prior notice: (i) provide periodic certifications relating to the Sub-Adviser’s provision of portfolio management services hereunder, including that: (A) the Sub-Adviser is in compliance in all material respects with all applicable “Federal Securities Laws,” as defined in Rule 38a-l under the 1940 Act; (B) the Sub-Adviser’s policies and procedures are reasonably designed to prevent violation of the Federal Securities Laws by the Sub-Adviser and its supervised persons; and (C) the Sub-Adviser has reviewed, no less frequently than annually, the adequacy of its policies and procedures and the effectiveness of their implementation; and (ii) reasonably cooperate with third-party audits arranged by the Trust (at the Trust’s expense) to evaluate the effectiveness of the Sub-Adviser’s compliance controls. Upon request and reasonable prior notice, the Trust’s chief compliance officer shall have direct access to the Sub-Adviser’s chief compliance officer, and to the extent permitted by applicable law and regulation, the Sub-Adviser shall provide the Trust’s chief compliance officer with periodic reports and special reports with respect to any Material Compliance Matters (as defined in Rule 38a-1 under the 1940 Act).

(o)          The Sub-Adviser is permitted to use persons employed by an “affiliated person” (as defined in the 1940 Act) of the Sub-Adviser, each of whom shall be treated as an “associated person” of the Sub-Adviser (as defined in the Advisers Act) to assist in providing discretionary or non-discretionary investment advisory services under this Agreement to the extent not prohibited by, or inconsistent with, applicable law, including the requirements of the 1940 Act and Advisers Act, the rules thereunder, and relevant positions of the SEC and its staff. The Sub-Adviser will be responsible under this Agreement for any action taken by such person on behalf of the Sub-Adviser in assisting the Sub-Adviser under the Agreement to the same extent as if the Sub-Adviser had taken such action directly. All fees and/or other compensation payable to such an affiliated person shall be the sole responsibility of the Sub-Adviser and neither the Fund nor the Adviser shall have any obligation to pay any fee or compensation to such affiliated person To the extent the Sub-Adviser utilizes the services of an affiliated person to provide, or assist in providing, discretionary investment advisory services under this Section 3(o), it will provide the Adviser and the Fund with 30 days’ prior written notice, which will include the identity of the affiliated person and such other information reasonably requested by the Adviser or the Fund. Subject to applicable law, the Sub-Adviser is authorized to invest the Fund Account in (i) mutual funds, closed-end funds, private investment or equity funds, and/or exchange-traded funds which may be advised by the Sub-Adviser or one of its affiliates; (ii) investments which the Sub-Adviser or one of its affiliates originated, structured, arranged or placed; (iii) investments for which the Sub-Adviser or one of its affiliates acts as the collateral agent, administrator, originator, manager or other service provider; (iv) investments that are backed by collateral (including funds) that could include assets originated, sold or managed by the Sub-Adviser or one of its affiliates; and (v) investments that may otherwise involve the participation of affiliates of the Sub-Adviser (collectively, “Affiliated Investments”), which Affiliated Investments may result in commissions, fees or other remuneration to the Sub-Adviser or its affiliates. The Sub-Adviser and its affiliates are authorized to retain any such commissions, fees or other remuneration and such amounts will not reduce the fees paid by the Fund Account to the Sub-Adviser pursuant to this Agreement.

(p)          The Sub-Adviser will not be responsible for making any class action filings, including bankruptcies, on behalf of the Fund Account. The Sub-Adviser shall make reasonable efforts to provide the Trust and the Adviser with any proof of claim it receives regarding class action claims or any other actions or proceedings in which the Fund may be entitled to participate involving any asset held in the Fund Account and shall cooperate with the Trust and the Adviser to the extent reasonably necessary for the Trust or the Adviser to pursue and/or participate in any such action. If the Trust or the Adviser identifies a security held or previously held by the Fund Account to the Sub-Adviser, the Sub-Adviser shall, to the extent commercially reasonable and legally permissible, inform the Trust and the Adviser if the Sub-Adviser has determined to participate or opt out of a class action litigation or otherwise commence an independent litigation (domestic or foreign) related to that security.

4.        Further Duties. In all matters relating to the performance of this Agreement, the Sub-Adviser will act in conformity with the provisions of the Trust’s Trust Instrument, By-Laws and Registration Statement of which it has received written notice, with all written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account that are provided to the Sub-Adviser in writing, and with the written instructions and written directions of the Board and the Adviser; and will comply with the applicable requirements of: (i) the 1940 Act and Advisers Act and the rules and regulations adopted under each; (ii) Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”), applicable to regulated investment companies; (iii) the CEA and the rules and regulations adopted thereunder; and (iv) all other federal and state laws and regulations applicable to the Trust and the Fund. The Adviser agrees to provide to the Sub-Adviser copies of the Trust’s Trust Instrument, By-Laws, Registration Statement, written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account, written instructions and directions of the Board and the Adviser, and any amendments or supplements to any of these materials.

5.          Proxies. Unless the Adviser gives written instructions to the contrary, provided the Custodian has timely forwarded the relevant proxy materials, the Sub-Adviser shall, in accordance with its proxy voting policies and procedures, have discretionary authority to take any action with respect to the voting of shares or the execution of proxies solicited by or with respect to the issuers of securities in which assets of the Fund Account may be invested from time to time, consistent with the Sub-Adviser’s obligations under Rule 206(4)-6 under the Advisers Act. The Adviser shall instruct the Custodian to forward or cause to be forwarded to the Sub-Adviser (or its designated agent, for which the Sub-Adviser will remain liable) all relevant proxy solicitation materials. The Sub-Adviser will, upon request, report quarterly its voting records with respect to the Fund Account, identifying such voting records as voting records of the Fund, to enable the Fund to meet its disclosure requirement pursuant to Rule 30b1-4 under the 1940 Act. The Sub-Adviser represents and covenants that it has adopted written proxy voting policies and procedures, a copy of which has been provided to the Fund, in compliance with current applicable rules and regulations, including but not limited to Rule 206(4)-6 under the Advisers Act and any applicable guidance, and that it will provide to the Adviser as soon as reasonably practicable: (i) any material update of such policies and procedures; and (ii) such other information that the Sub-Adviser maintains in the ordinary course of business as is necessary to assist the Adviser in complying with Rule 206(4)-6 under the Advisers Act.

6.          Expenses. During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Agreement other than the cost of securities and investment expenses (including trade-related expenses such as brokerage commissions, sales commissions, trade clearance and settlement fees, trade confirmation and reconciliation fees, bank service fees, withholding and transfer fees, loan fees and loan-pricing fees, custodial fees, transactional fees and taxes, if any) purchased or sold for the Fund. The Fund shall be responsible for its expenses.

7.         Compensation. The compensation of the Sub-Adviser for its services under this Agreement shall be calculated daily and paid monthly by the Trust, and not the Adviser, in accordance with the attached Schedule A. The Sub-Adviser shall not be responsible for any expenses incurred by the Fund or the Trust in accordance with Section 6 above. If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs. The Adviser shall be responsible for computing the fee based upon a percentage of the average daily net asset value of the assets of the Fund Account. If, at any time after the net asset value of the Fund Account exceeds $500,000,000: (i) the Sub-Adviser enters into a new sub-advisory agreement to provide to any U.S. domiciled third-party investment company registered under the 1940 Act investment sub-advisory services using the investment strategies substantially similar to those provided by the Sub-Adviser to the Fund pursuant to this Agreement, (ii) the value of the assets under management with respect to which the Sub-Adviser provides such sub-advisory services to such other investment company is equal to or less than the value of the Fund Account, and (iii) the Sub-Adviser is compensated for providing such sub-advisory services at a rate less than the rate set forth on Schedule A, then the Sub-Adviser shall promptly notify the Adviser of the foregoing in reasonable detail and, as of the date of such notice, the rate set forth on Schedule A shall immediately and without requirement of further action (subject to any required approval or ratification by the Board) be deemed amended to reflect a rate equal to the lower rate at which the Sub-Adviser is compensated by such other investment company For the avoidance of doubt, the provisions of this Section 7 shall not apply to the following types of clients: (a) any clients or funds of the Sub-Adviser’s affiliates; (b) any clients for which the Sub-Adviser provides direct discretionary or non-discretionary advisory services; (c) any mutual funds advised directly by the Sub-Adviser; (d) any clients that are affiliates, employees or principals of the Sub-Adviser or family members of the foregoing; (e) smaller client accounts who are part of a collective relationship where the Sub-Adviser manages aggregate assets greater than the Fund Account; or (f) client accounts in existence as of the date hereof.

8.        Limitation of Liability. The Sub-Adviser shall not be liable for any loss due solely to a mistake of investment judgment, but shall be liable for any loss which is incurred by reason of an act or omission of its employee, partner, director or affiliate, if such act or omission has been determined by a court of competent jurisdiction to have involved willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

9.          Indemnification.

(a)      The Adviser shall indemnify the Sub-Adviser and any of its directors, officers, employees and affiliates for all losses, claims, damages, liabilities and costs (including reasonable legal and other expenses) (“Losses”) incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Adviser under this Agreement, if such act or omission has been determined by a court of competent jurisdiction to have involved the Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement, or any material breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the Sub-Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement.

(b)        The Trust shall indemnify the Sub-Adviser and any of its directors, officers, employees and affiliates for all Losses incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Trust under this Agreement, if such act or omission has been determined by a court of competent jurisdiction to have involved the Trust’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement, or any material breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the Sub-Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement.

(c)        The Sub-Adviser shall indemnify the Adviser and any of its directors, officers, employees and affiliates for all Losses incurred by the Adviser by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement if such act or omission has been determined by a court of competent jurisdiction to have involved the Sub-Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement, or any material breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement.

(d)        The Sub-Adviser shall indemnify the Trust and any of its trustees, officers, employees and affiliates for all Losses incurred by the Trust by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement if such act or omission has been determined by a court of competent jurisdiction to have involved the Sub-Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement, or any material breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the Trust’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement.

(e)         The indemnification in this Section 9 shall survive the termination of this Agreement.

10.         Representations, Warranties and Agreements of the Trust. The Trust represents, warrants and agrees that:

(a)        The Trust is a statutory trust duly formed and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder.

(b)        The Trust is registered as an investment company under the 1940 Act and the Fund, a series of the Trust, elected to qualify and has qualified as a regulated investment company under the Code, and the Fund’s shares are registered under the Securities Act of 1933, as amended.

(c)       The execution, delivery and performance by the Trust of this Agreement are within the Trust’s powers and have been duly authorized by all necessary action on the part of the Trust and the Board, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Trust for the execution, delivery and performance by the Trust of this Agreement, and the execution, delivery and performance by the Trust of this Agreement do not contravene or constitute a default under: (i) any provision of applicable law, rule or regulation; (ii) the Trust’s governing instruments; or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Trust.

(d)        The Adviser and the Sub-Adviser each has been duly appointed by the Board to provide investment services to the Fund Account as contemplated hereby.

(e)        The Trust will promptly notify the Sub-Adviser if any representation it has made under this Agreement becomes materially untrue.

11.        Representations of the Adviser. The Adviser represents, warrants and agrees that:

(a)        The Adviser has been duly authorized by the Board to delegate to the Sub-Adviser the provision of investment services to the Fund Account as contemplated hereby.

(b)        The Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory agency or industry self-regulatory organization necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and (vi) will promptly notify the Sub-Adviser if any representation it has made under this Agreement becomes materially untrue.

12.        Representations of the Sub-Adviser. The Sub-Adviser represents, warrants and agrees that:

(a)        The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will as soon as reasonably practicable notify the Trust and Adviser of any known material breach of this Agreement, if any representation under this Agreement becomes materially untrue or the occurrence of any event that the Sub-Adviser reasonably determines could have a materially adverse impact on the Sub-Adviser’s ability to provide services under this Agreement, or would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. To the extent permitted by law, the Sub-Adviser will also as soon as reasonably practicable notify the Trust and the Adviser if it is served or otherwise receives notice of any material action, suit, proceeding, inquiry or investigation, at law or in equity, or any threat thereof, before or by any court, public board or body, directly involving the affairs of the Fund. The Sub-Adviser further agrees to, upon reasonable request, review any statement regarding the Sub-Adviser contained in the Registration Statement with respect to the Fund and notify the Adviser or the Trust promptly if it becomes aware that any statement regarding the Sub-Adviser contained in the Registration Statement with respect to the Fund, or any amendment or supplement thereto, becomes untrue or incomplete in any material respect.

(b)        The Sub-Adviser has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of Federal Securities Laws by the Sub-Adviser, its employees, officers, and agents (“Compliance Procedures”) and, the Adviser and the Trust have been provided a copy of the Compliance Procedures and any amendments thereto. The Sub-Adviser will notify the Adviser promptly of any “Material Compliance Matter” (as defined in Rule 38a-1 under the 1940 Act). The Sub-Adviser will also notify the Adviser of any remedial actions that it takes in response to deficiency letters or similar communications from the SEC or another regulator to the extent permitted by applicable law and regulation and unless requested or required by the SEC or another regulator not to notify.

(c)        The Sub-Adviser has adopted a written code of ethics as required by Rule 204A-1 under the Advisers Act and Rule 17j-1 under the 1940 Act and will provide the Adviser and the Trust with a copy of such code of ethics, together with evidence of its adoption and a certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of such code of ethics. Upon request, and within thirty (30) days following the end of the last calendar quarter of each year that this Agreement is in effect, the Sub-Adviser shall furnish to the Trust and the Adviser: (i) a written report that describes any issues arising under the code of ethics or procedures during the relevant period, including, but not limited to, information about material violations of the code or procedures and sanctions imposed in response to material violations; and (ii) a written certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of the code of ethics. In addition, the Sub-Adviser shall: (iii) promptly report to the Board and the Adviser in writing any material amendments to its code of ethics; (iv) promptly furnish all pertinent information regarding any material violation of the Sub-Adviser’s code of ethics by: (A) its directors, officers and partners; or (B) any person who has access to nonpublic information regarding: (I) the Fund’s purchase or sale of securities; (II) the portfolio holdings of the Fund; or (III) securities recommendations to the Fund; and (v) provide quarterly reports to the Adviser on any material violations of the Sub-Adviser’s code of ethics during the period so indicated. Upon the reasonable written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(d)(1) and related records.

(d)        The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC and promptly will furnish a copy of any material amendments to the Trust and the Adviser at least annually.

(e)        The Sub-Adviser will notify the Trust and the Adviser of any change of control of the Sub-Adviser, including any change of its general partner(s) or managing member, controlling persons or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund Account or senior management of the Sub-Adviser, in each case prior to such change if the Sub-Adviser is aware of such change but in any event not later than as soon as reasonably practicable after such change. The Sub-Adviser agrees that it may bear all reasonable expenses of the Trust and Adviser, if any, arising out of the Sub-Adviser’s failure to notify the Trust and the Adviser as set forth herein.

(f)        The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage from insurance providers that are in the business of regularly providing insurance coverage to investment advisers. In no event shall such coverage be less than $5,000,000. The Sub-Adviser shall upon request endeavor to provide to the Adviser any information it may reasonably require concerning the amount or scope of such insurance.

(g)        The Sub-Adviser will not, in violation of applicable law or regulation, use any material non-public information concerning portfolio companies that may be in or come into its possession or the possession of any of its affiliated persons or employees in providing investment advice or investment management services to the Fund.

(h)        The Sub-Adviser agrees that neither it, nor any of its affiliated persons, will in any way refer directly or indirectly to its relationship with the Trust, the Fund, the Adviser or any of their respective affiliated persons in offering, marketing or other promotional materials without the express written consent of the Adviser. For the avoidance of doubt, the Sub-Adviser may identify itself as a sub-adviser of the Fund during the term of this Agreement, with such right terminating upon termination of this Agreement, and the Sub-Adviser may use the performance of the Fund Account in its composite performance.

(i)        The Sub-Adviser agrees to promptly notify the Adviser of trade errors made by the Sub-Adviser in connection with its management of the Fund Account.

(j)        The Sub-Adviser has reviewed the registration requirements of the CEA and the National Futures Association (“NFA”) relating to commodity trading advisors and is either appropriately registered with the Commodity Futures Trading Commission (“CFTC”) and a member of the NFA or exempt or excluded from CFTC registration requirements. If required by the CEA or the rules and regulations thereunder promulgated by the CFTC, the Sub-Adviser will provide the Fund and the Adviser with a copy of its most recent CFTC disclosure document or a written explanation of the reason why it is not required to deliver such a disclosure document.

(k)      The Sub-Adviser has established and will keep in effect a “disaster recovery” preparedness plan that sets forth procedures for recovery of critical business functions at minimum operating levels and can be implemented within a 24-hour time period. The Sub-Adviser shall notify the Adviser, as soon as practicable by telephone, email or such other method of prompt communication as may be available under the circumstances, of the occurrence of any event the Sub-Adviser determines has had a material impact on its operations and that requires the Sub-Adviser to implement any procedures under such plan.

(l)        The Sub-Adviser has administrative, technical and physical safeguards in place that comply with all laws and regulations applicable to the Sub-Adviser and, in the event the Sub-Adviser becomes aware of any network, system and/or data breach with respect to its infrastructure (including, but not limited to, a system intrusion, virus or malicious code attack, loss of data, data theft, unauthorized access to confidential information and/or nonpublic personal information, hacking incident or any acts of data ransom) that results in unauthorized access to and/or use by third parties of the confidential information of the Fund or the Adviser (each, a “Cybersecurity Breach”), the Sub-Adviser will promptly take appropriate steps to contain or mitigate the Cybersecurity Breach, and will, without unreasonable delay, notify the Adviser and the Fund, unless such notification is prohibited by law enforcement or the Sub-Adviser’s regulator(s).

13.      Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are not to be deemed to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others, except as prohibited by applicable law or agreed upon in writing among the Sub-Adviser, the Trust and the Adviser.

14.        Confidentiality.

(a)        Subject to the duty of the Sub-Adviser, the Adviser and the Trust to comply with: (i) applicable law, rule or regulation, or a court order; or (ii) any demand of any government, regulatory or taxing authority having jurisdiction, or any self-regulatory organization, the parties hereto shall treat as confidential all material non-public information pertaining to the Fund Account and the actions or services of the Sub-Adviser, the Adviser and the Trust in respect thereof, including but not limited to any or all computational algorithms, procedures or techniques related to investment strategies, essential ideas and principles underlying such algorithms, procedures or techniques conceived, originated, discovered, developed, acquired, evaluated, tested, or utilized by such other party, information, software, databases, trade secrets, sales and marketing information, operations material and memoranda, client and investor lists and information, pricing information and financial information concerning or relating to the business, employees, and affairs of such party (“Confidential Information”). Notwithstanding anything to the contrary, the term “Confidential Information” shall not include any information that: (a) is or becomes generally known or available to the public through no breach hereof by the Recipient (defined below), (b) was obtained by the Recipient from a third party without any obligation to the disclosing party known to the Recipient to maintain the Confidential Information as confidential, and (c) was available to the Recipient on a non-confidential basis prior to its disclosure by the disclosing party. The Sub-Adviser shall take reasonable steps to ensure that the Fund’s portfolio holdings information is shared only with such persons that are subject to a duty of confidentiality and duty not to trade on such information. The provisions of this Section 14 shall survive any termination of this Agreement.

(b)        Notwithstanding anything to the contrary in this Agreement, the parties to this agreement may disclose Confidential Information to their respective Representatives (together with the parties, each who receives Confidential Information, a “Recipient”) solely for the purposes specified in this Agreement or to fulfill obligations imposed by this Agreement. In the event that the Recipient becomes legally compelled or required to disclose any such Confidential Information (including, but not limited to, by inspections, examinations, or inquiries by federal or state regulatory agencies and self-regulatory organizations that have requested or required the inspection of records that contain such information, or if such disclosure is needed in connection with the defense, action, suit, or investigation brought against Recipient), such Recipient shall, if legally permitted to do so, provide the other party with prompt notice prior to disclosing any such information, so that the other party may seek a protective order or other appropriate remedy (at such party’s own expense) and/or waive compliance with the provisions of this Agreement, and, if such protective order or other remedy is not obtained, or that the other party does not waive compliance with the provisions of this Agreement as to disclosure of information, the Recipient will, save to the extent it is legally compelled otherwise, furnish only that portion of the information which it is advised in an opinion of counsel is legally required and will exercise its reasonable efforts to cooperate in obtaining reliable assurance that confidential treatment will be accorded the information.

(c)        Notwithstanding anything to the contrary herein, the Trust and the Adviser agree that the Sub-Adviser shall have the right to disclose the performance of the Fund Account or the identity of each of the Fund Account, the Fund, the Trust or the Adviser to third parties at any time in connection with the activities of the Fund Account (including to effect the purchase and sale of investments) as provided for in this Agreement or as otherwise agreed upon by the Adviser and the Sub-Adviser.

(d)        For purposes of this Section 14, the term “Sub-Adviser” shall include the Sub-Adviser and/or any of its affiliates.

15.        Duration and Termination.

(a)       Unless sooner terminated as provided herein, this Agreement shall continue in effect for a period of two years subsequent to its initial approval by the Board, or by vote of a majority of the outstanding voting securities of the Funds, as applicable, and thereafter, if not terminated, shall continue automatically from year to year, provided that such continuance is specifically approved at least annually by: (i) the vote of a majority of those Trustees of the Trust who are not interested parties to this Agreement or “interested persons” (as defined within the meaning of Section 2(a)(19) of the 1940 Act) of any such party to this Agreement; and (ii) the Board, or by vote of a majority of the outstanding voting securities of the Fund, in accordance with all applicable provisions of the 1940 Act, and any applicable exemptive relief provided by the SEC.

(b)        This Agreement may be terminated at any time, without the payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days’ written notice (any such notice period in this Section 15, the “Notice Period”) to the Sub-Adviser.

(c)        This Agreement may be terminated at any time, without the payment of any penalty, by the Adviser immediately upon written notice to the Sub-Adviser.

(d)        This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) by the Sub-Adviser, or upon the termination of the Advisory Agreement as it relates to the Fund. The Sub-Adviser agrees to bear all reasonable expenses of the Trust, if any, arising out of an assignment of this Agreement by the Sub-Adviser.

(e)        This Agreement may be terminated at any time by the Sub-Adviser on ninety (90) days’ written notice to the Fund and the Adviser, but any such termination shall not affect the status, obligations, or liabilities of the Sub-Adviser to the Fund and the Adviser arising prior to termination.

16.        Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, except by an instrument in writing signed by the parties hereto. No material amendment of this Agreement shall be effective until approved: (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party; and (ii) by the vote of a majority of the outstanding voting securities of the Fund (unless the approval is pursuant to an SEC order, no-action letter, rule or regulation, or interpretation thereof, permitting the Trust to modify the Agreement without a shareholder vote).

17.        Third-Party Beneficiaries. The only parties to this Agreement are the Trust, the Adviser and the Sub-Adviser, and the Trust and the Adviser are the only beneficiaries of the Sub-Adviser’s services hereunder. The parties do not intend for this Agreement to benefit any other persons including, without limitation, a record or beneficial owner of shares of the Fund.

18.        Limitation of Trustee and Shareholder Liability. The Adviser and Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Instrument of the Trust and agree that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series of the Trust, the obligations hereunder of the Trust shall be limited to the respective assets of the Fund. The Adviser and Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Trust or the Fund, nor any officer, director or trustee of the Trust, neither as a group nor individually.

19.        Governing Law. This Agreement shall be construed in accordance with the 1940 Act and the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

20.        Reference to the Sub-Adviser. The Adviser and the Trust are authorized to publish and distribute information in the Registration Statements, Fund fact sheets and marketing material, solely to the extent regarding the provision of sub-advisory services by the Sub-Adviser pursuant to this Agreement and to include in such information the (i) name of the Sub-Adviser or (ii) any trademark, service mark, symbol or logo of the Sub-Adviser, without the prior written consent of the Sub-Adviser. The Adviser will provide copies of such items to the Sub-Adviser pursuant to the terms of this Agreement, and otherwise upon request within a reasonable time following such use, publication or distribution. Any use of information relating to, mentioning or otherwise concerning the Sub-Adviser or its licensed marks not expressly permitted by this Section 20 will require the prior written consent of the Sub-Adviser.

21.        No Implied Waiver. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, rule or regulation: (i) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in a writing signed by the other party; (ii) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (iii) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

22.        Severability. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

23.        Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the Federal Securities Laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement and the Schedule(s) attached hereto embody the entire agreement and understanding among the parties. This Agreement may be signed in counterpart.

24.        Notices. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser, Adviser or the Trust upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement (including, for the avoidance of doubt, any regulatory communications and other information, including documents required to be delivered pursuant to the Advisers Act (e.g., Part 2A of the Sub-Adviser’s Form ADV)) will be delivered by personal service, by postage mail – return receipt requested or sent by electronic transmission (via email) or a similar means of same day delivery. All notices provided to Adviser will be sent to:

GuideStone Capital Management, LLC

5005 Lyndon B. Johnson Freeway, Suite 2200

Dallas, Texas 75244-6152

Attn:      Melanie Childers, Vice President – Fund Operations and Secretary

Email:    melanie.childers@guidestone.org

All notices provided to the Sub-Adviser will be sent to:

Guggenheim Partners Investment Management, LLC

330 Madison Avenue

10th Floor New York, New York 10017, USA

Attention: GI Legal Team

E-mail: GILegal@guggenheimpartners.com

[rest of page left intentionally blank]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of June 1, 2022.3

GUIDESTONE FUNDS, on behalf of the series of the Trust listed on Schedule A

By:
Name:	John R. Jones
Title:	President

GUIDESTONE CAPITAL MANAGEMENT, LLC

By:
Name:	David S. Spika
Title:	President

GUGGENHEIM PARTNERS
INVESTMENT MANAGEMENT, LLC

By:
Name:	Melissa L. Westbrook
Title:	Attorney-in-Fact

[3]	Original Agreement dated June 1, 2022.

APPENDIX D

MORE INFORMATION ABOUT J.P. MORGAN INVESTMENT MANAGEMENT INC.

J.P. Morgan Investment Management Inc. (“JPMIM”), with principal offices at 383 Madison Avenue, New York, New York, 10179, is a registered investment adviser with the U.S. Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. JPMIM is a wholly owned subsidiary of J.P. Morgan Asset Management Holdings Inc., which is a wholly owned subsidiary of J.P. Morgan Chase Holdings LLC, which is a wholly owned subsidiary of J.P. Morgan Chase & Co. (“JPM”). JPMIM’s parent companies have their principal offices at 383 Madison Avenue, New York, New York, 10179. JPMIM is part of J.P. Morgan Asset Management, the marketing name for the asset management businesses of JPM and its affiliates worldwide. As of June 30, 2022, JPMIM had approximately $2.3 trillion of assets under management.

Listed below are the names, addresses and principal occupations for the directors and principal executive officers of JPMIM:

Name	Principal Occupations
John T. Donohue	Director, President, Chief Executive Officer, Head of Global Liquidity
Joy C. Dowd	Director
George C.W. Gatch	Director, Chairman
Robert C. Michele	Director, Head of Global Fixed Income, Currency & Commodities
John L. Oliva	Chief Compliance Officer
Paul A. Quinsee	Director, Head of Global Equities
Anton C. Pil	Director, Head of Global Alternatives
Andrew R. Powel	Director, Chief Administrative Officer, Head of Global Client Service, Senior Business Manager
Craig M. Sullivan	Director, Treasurer, Chief Financial Officer

The business address of each person listed above is the same as the address for JPMIM.

JPMIM serves as investment adviser or sub-adviser to the following investment companies which employ a strategy similar to that utilized for the Growth Equity Fund:

Fund	Approximate Net Assets as of June 30, 2022 (in millions)	Annual Investment Advisory Fee	Fee Waivers
US Mutual Fund A*	$339
US Mutual Fund B*	$3
JPMorgan Large Cap Growth Fund	$3,133	0.45%	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and

D-1

Expenses other than certain money market fund fees, as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, and extraordinary expenses) exceed 0.94%, 1.44% and 0.69% of the average daily net assets of Class A, Class C and Class I Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds for all Share Classes. These waivers are in effect through 10/31/22, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses, and therefore, the above waivers do not apply to such investments.

*JPMIM is unable to disclose the annual investment advisory fee or fee waivers, if applicable, associated with the firm’s investment advisory services to these investment companies.

D-2

APPENDIX E

SUB-ADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT (“Agreement”) is made among GUIDESTONE FUNDS, a Delaware statutory trust (“Trust”), GUIDESTONE CAPITAL MANAGEMENT, LLC, a limited liability company organized under the laws of the State of Texas (“Adviser”), and J.P. MORGAN INVESTMENT MANAGEMENT, INC., a registered investment adviser organized under the laws of the State of Delaware (“Sub-Adviser”).

WHEREAS, the Adviser has entered into an Investment Advisory Agreement (“Advisory Agreement”) with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, under the Advisory Agreement, the Adviser has agreed to provide investment advisory services to the Trust; and

WHEREAS, under the Advisory Agreement, subject to the approval of the Board of Trustees of the Trust (“Board”), the Adviser is authorized to retain one or more investment sub-advisers to provide investment advisory services to one or more series of the Trust; and

WHEREAS, the Adviser desires to retain the Sub-Adviser to furnish investment advisory services to the series of the Trust listed on Schedule A, as such Schedule A may be amended from time to time (such series being collectively referred to herein as the “Fund,” with any reference herein to the Fund pertaining to such series of the Trust as the context requires), in the manner and on the terms hereinafter set forth; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and the Fund.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the Trust, the Adviser and the Sub-Adviser agree as follows:

1.        Appointment. The Adviser and the Trust hereby appoint the Sub-Adviser as a discretionary investment manager, on the terms and conditions set forth herein, of those assets of the Fund which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the “Fund Account”). The Adviser may from time to time make additions to and withdrawals, including but not limited to cash and cash equivalents, from the Fund Account, subject to verbal notification and subsequent written notification to the Sub-Adviser. The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser except as expressly authorized in this Agreement or another writing by the Trust, the Adviser and the Sub-Adviser.

2.        Acceptance of Appointment. The Sub-Adviser accepts that appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

3.          Duties as Sub-Adviser.

(a)      Subject to the supervision and direction of the Board and of the Adviser, including all written guidelines, and the policies and procedures adopted by the Trust or the Adviser that are applicable to the Sub-Adviser listed on Schedule B, as such Schedule B may be amended from time to time, the Sub-Adviser will: (i) provide a continuous investment program with respect to the Fund Account; (ii) determine from time to time what investments in the Fund Account will be purchased, retained or sold by the Fund; and (iii) be responsible for placing purchase and sell orders for investments and for other related transactions with respect to the Fund Account. The Sub-Adviser will provide services under this Agreement in accordance with the Fund’s investment objective, policies and restrictions and the description of its investment strategy and style, all as stated in the Trust’s registration statement under the 1940 Act, and any amendments or supplements thereto (“Registration Statement”) of which the Sub-Adviser has written notice. The Trust will deliver to the Sub-Adviser a true and complete copy of the Fund’s Registration Statement as effective from time to time, and such other documents or instruments governing the investment of the Fund Account and such other information as reasonably requested by the Sub-Adviser, as is necessary for the Sub-Adviser to carry out its obligations under this Agreement, including the policies and procedures applicable to the Sub-Adviser listed on Schedule B hereto.

(b)        The Sub-Adviser’s authority hereunder shall include the power to buy, sell, and hold such securities and other instruments, to open accounts and execute trading agreements and any other reasonable and customary documents and representation letters on behalf of the Fund Account as the Sub-Adviser deems appropriate within the parameters of Sections 3(a) and 4, and the conditions of this Agreement. The Sub-Adviser agrees that, prior to (i) opening (or amending) any accounts, including prime brokerage and futures accounts with brokerage firms or other financial institutions and (ii) entering into (or amending) any ISDA master agreement, master repurchase agreement, or any other master swap or over-the-counter trading documentation, including any schedule or credit support annex thereto (such agreements collectively, “OTC Agreements”), or any related clearing agreements on behalf of the Fund, the Sub-Adviser shall notify the Fund’s accounting agent and administrator (“Administrator”), custodian bank (“Custodian”), and the Adviser of the existence and any pertinent terms of the account opening documents, prime brokerage, futures and other related agreements, OTC Agreements, and related clearing agreements. With respect to transactions involving derivative instruments and/or OTC Agreements, the Sub-Adviser agrees to provide Counterparty reports of the type described in Section 3(i). For purposes of this section, the term “Counterparty” includes a clearing broker, prime broker, dealer, foreign currency dealer, futures commission merchant, bank, or any counterparty to an OTC Agreement.

(c)        In accordance with the Fund’s investment policies described in the Registration Statement, the Sub-Adviser is responsible for avoiding investment of Fund Account assets in the securities issued by any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized, as determined by GuideStone Financial Resources, as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Adviser shall provide in writing to the Sub-Adviser a list of such prohibited companies, which the Adviser in its sole discretion will amend or supplement from time to time. The Adviser will provide the Sub-Adviser with such amendments or supplements on a timely basis, and any such changes shall become effective as soon as reasonably practicable after such changes have been received by the Sub-Adviser. If the Sub-Adviser has a question about whether any proposed transaction with respect to the Fund Account would be in compliance with such investment policies, it may consult with the Adviser during normal business hours, and the Adviser will provide instructions upon which the Sub-Adviser may rely in purchasing and selling securities for the Fund Account. For avoidance of doubt, Sub-Adviser will not be liable under this Agreement to the extent the Sub-Adviser invests the Fund Account assets in a prohibited company as a result of the Adviser’s failure to provide Sub-Adviser with an updated list of prohibited companies.

(d)        The Sub-Adviser is authorized to effect securities and other investment transactions through brokers and dealers of its choosing. Such portfolio transactions for the Fund Account shall be made subject to the conditions set forth herein. In executing transactions for the Fund Account and selecting brokers or dealers, the Sub-Adviser will place all necessary orders with brokers, dealers or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Adviser agrees that, in placing orders with brokers and dealers, it will seek to obtain best execution, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement; provided that, on behalf of the Fund, and in compliance with Section 28(e) of the Securities Exchange Act of 1934 (“1934 Act”), the Sub-Adviser may, in its discretion, use brokers and dealers (including brokers and dealers that may be affiliated persons of the Sub-Adviser to the extent permitted herein) who provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions, and the Sub-Adviser may pay to those brokers and dealers, directly or indirectly through a commission sharing arrangement, in return for brokerage and research services a higher commission than may be charged by other brokers and dealers, subject to the Sub-Adviser’s determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The Sub-Adviser agrees to provide the Adviser with reports or other information regarding brokerage and benefits received therefrom, upon the Adviser’s reasonable request. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund Account and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner the Sub-Adviser reasonably believes to be equitable over time and consistent with its fiduciary obligations to each client account.

(e)        Except as permitted by applicable law, rule or regulation (including, but not limited to, Sections 10 and 17 of the 1940 Act and Section 206 of the Investment Advisers Act of 1940, as amended (“Advisers Act”), and the respective rules and regulations promulgated thereunder), including by exemptive order granted by the U.S. Securities and Exchange Commission (“SEC”), SEC interpretive release, and/or SEC staff no-action letter or other written guidance, the Sub-Adviser shall not, on behalf of the Fund Account, enter into any transaction wherein:

(i) during the existence of any underwriting or selling syndicate, an affiliated person of the Trust, or any affiliated person of such an affiliated person, acts as a principal underwriter;

(ii) an affiliated person of or principal underwriter for the Trust, or any affiliated person of such an affiliated person or principal underwriter, acts as principal; or

(iii) an affiliated person of the Trust, or any affiliated person of such an affiliated person, acts as agent or broker.

If the Sub-Adviser enters into any of the permissible affiliated transactions contemplated above, the Sub-Adviser shall comply with the Trust’s policies and procedures, as provided to the Sub-Adviser, in so doing. The Sub-Adviser acknowledges that, upon entering into this Agreement, it is an “investment adviser” of the Trust within the meaning of Section 2(a)(20)(B) of the 1940 Act, and therefore an “affiliated person” of the Trust within the meaning of Section 2(a)(3)(E) of the 1940 Act. The Sub-Adviser agrees that it will upon request provide the Adviser with a written list of its affiliated persons, indicating which of those affiliated persons are brokers, dealers, futures commission merchants (“FCMs”), and/or banks, and will update such list from time to time, as necessary. To enable the Sub-Adviser to comply with this paragraph, the Adviser agrees that it will periodically provide the Sub-Adviser with a written list of the Trust’s affiliated persons (excluding the Fund’s sub-advisers), indicating which of those affiliated persons are (a) publicly traded companies that issue securities in which the Fund may not invest, together with ticker symbols for all such companies; and (b) brokers, dealers, futures commission merchants (“FCMs”), and/or banks and Adviser will update such list from time to time, as necessary.

(f)         In furnishing services hereunder, to the extent prohibited by, or necessary to comply with, the 1940 Act, the Sub-Adviser will not consult with any other sub-adviser to the Fund, any other series of the Trust, or any other investment company under common control with the Trust concerning transactions of the Fund in securities or other assets. For the avoidance of doubt, the foregoing restriction will not be deemed to prohibit the Sub-Adviser from consulting with: (i) any of its affiliated persons concerning transactions in securities or other assets; (ii) any of the other covered sub-advisers concerning compliance with paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act; or (iii) any successor sub-adviser of the Fund in order to effect an orderly transition of sub-advisory duties, so long as such consultations do not concern transactions prohibited by Section 17(a) of the 1940 Act.

(g)       The Sub-Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder and any other applicable legal provisions, including the Advisers Act, the 1934 Act, the Commodity Exchange Act of 1936, as amended (“CEA”), and the rules and regulations adopted thereunder from time to time, with respect to actions by the Sub-Adviser on behalf of the Fund, and will furnish the Board, the Adviser or the Administrator with such periodic and special reports as any of them may reasonably request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust a complete set of any records that it maintains for the Fund upon request by the Trust. Notwithstanding the foregoing, the Sub-Adviser shall be able to retain copies of such records to the extent necessary to comply with the Sub-Adviser’s recordkeeping policies or regulatory obligations. The Sub-Adviser agrees to keep confidential all records of the Trust and information relating to the Trust in accordance with Section 14 hereof unless the release of such records or information is otherwise consented to in writing by the Trust or the Adviser. The Trust and Adviser agree that such consent shall not be unreasonably withheld. For the avoidance of doubt, where the Sub-Adviser may be exposed to civil or criminal contempt proceedings, when required to divulge such information or record to duly constituted authorities, or when requested to divulge such information in the context of a regulatory examination or investigation being conducted by one of its regulators, such consent is deemed hereby given and the Sub-Adviser shall promptly inform the Trust and the Adviser of the disclosure of such information unless the Sub-Adviser is prohibited from so doing by law.

(h)        All transactions for the Fund Account will be consummated by delivery of assets to or from the Custodian, or such depositories or agents as may be designated by the Custodian in writing, and neither the Sub-Adviser nor its affiliated persons shall have possession or custody of Fund assets at any time. The Sub-Adviser shall advise the Fund’s Custodian and Administrator on a prompt basis of each purchase and sale of a portfolio security or other financial instrument specifying the name of the issuer or Counterparty, the description, terms and amount of shares or principal amount of the security or other financial instrument purchased or sold, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer and such other information as may reasonably be required. The Sub-Adviser shall arrange for the transmission to the Fund’s Custodian and Administrator on a daily basis such confirmation, trade tickets, and other documents and information as may be reasonably necessary to enable the Custodian and Administrator to perform their administrative, recordkeeping and other responsibilities with respect to the Fund. For purposes of the foregoing sentence, communication via electronic means will be acceptable as agreed to in writing from time to time by the Adviser and Sub-Adviser. The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian in accordance with the foregoing, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, other than acts or omissions arising in reliance on instructions of the Sub-Adviser.

(i)        Without limiting the generality of the foregoing and in furtherance thereof, the Sub-Adviser shall report to the Fund’s Custodian and Administrator all trades and positions in the Fund Account daily (in such form and at such times as agreed upon by the Sub-Adviser and the Fund’s Custodian and Administrator and/or the Adviser), including any trade it has entered into for which it has not received confirmation (and, with respect to transactions involving derivative instruments, shall also request each Counterparty to deliver its own such transaction and position reporting). Unless otherwise specified by the Adviser, all trades shall be communicated by the Sub-Adviser to the Fund’s Custodian and Administrator by 10 a.m. Central Time on the business day following the trade date. The Sub-Adviser shall notify the Fund’s Custodian and Administrator immediately upon becoming aware of any trades not included in any previously transmitted trade communication.

(j)        The Sub-Adviser shall also reconcile daily all trades and positions (including cash) to the Fund’s official books and records, including without limitation, daily reconciliation of all open Custody Positions (as defined below) (including cash) to the Custodian. The Fund’s Administrator shall also conduct a reconciliation of Counterparty-Traded Positions (as defined below) as reported from executing brokers and Counterparties. The Sub-Adviser shall work with the Fund’s Custodian and/or the Adviser, as appropriate, to resolve all open reconciliation items that are identified, including trade and position discrepancies, identified in such reconciliations. The Sub-Adviser shall also provide to the Adviser and its Custodian a monthly (or such other frequency as may be requested by the Adviser) report detailing all the reconciliation activities outlined in this section, including details about each discrepancy. These reports shall be sent to the email address(es) provided by the Adviser to the Sub-Adviser. If a reconciliation does not identify any discrepancies, an email is still required providing evidence of reconciliation. For purposes of this Section 3(j), the term “Custody Positions” refers to all assets of the Fund, including cash, for which custody is maintained directly by the Fund’s Custodian and the term “Counterparty-Traded Positions” refers to all other assets of the Fund, including instruments traded via a Counterparty as defined in Section 3(g).

(k)        The Sub-Adviser agrees to provide, at such times as shall be reasonably requested by the Board or the Adviser, the analysis and reports specified on Schedule C attached hereto, as such Schedule C may be amended from time to time, including without limitation monthly reports setting forth the investment performance of the Fund Account. The Sub-Adviser also agrees to make available to the Board and Adviser any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

(l)        The Sub-Adviser will upon reasonable request provide reasonable prompt assistance to the Board, the Administrator and/or the Fund in determining or confirming the fair valuation of portfolio securities held in the Fund Account. The Sub-Adviser shall promptly notify the Adviser if, for any reason, the Sub-Adviser believes that the price assigned to any security or other investment in the Fund Account that is not readily ascertainable may not accurately reflect the fair value thereof. Notwithstanding the foregoing, the Adviser and the Trust hereby acknowledge that the Sub-Adviser is not the pricing agent for the Fund and therefore not responsible for valuing the Fund’s securities for purposes of calculating the Fund’s net asset value.

(m)        The Sub-Adviser shall provide reasonable assistance as reasonably requested in the preparation of (but not pay for) all periodic reports by the Trust or the Fund to shareholders of the Fund and all reports and filings required to maintain the registration and qualification of the Fund, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws. Upon the request of the Trust or the Adviser, the Sub-Adviser shall review Registration Statements or portions thereof that relate to the Fund or the Sub-Adviser and other documents provided to the Sub-Adviser, provide comments on such drafts on a timely basis, and provide certifications or sub-certifications on a timely basis and in a form mutually agreeable to the parties. The Sub-Adviser’s (or its affiliate’s) Form 13F filed with the SEC shall include, to the extent applicable, the 13(f) securities held in the Fund Account.

(n)        As reasonably requested by the Trust on behalf of the Trust’s officers and in accordance with the scope of the Sub-Adviser’s obligations and responsibilities contained in this Agreement (i.e., with respect to the Fund Account and the Sub-Adviser’s provision of portfolio management services hereunder), the Sub-Adviser will provide reasonable assistance to the Trust in connection with the Trust’s compliance with the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated by the SEC thereunder, and Rule 38a-1 under the 1940 Act. Specifically, the Sub-Adviser agrees to, upon the reasonable request of the Trust and with reasonable prior notice: (i) provide periodic certifications relating to the Sub-Adviser’s provision of portfolio management services hereunder, including that: (A) the Sub-Adviser is in compliance with all applicable “Federal Securities Laws,” as defined in Rule 38a-l under the 1940 Act; (B) the Sub-Adviser’s policies and procedures are reasonably designed to prevent violation of the Federal Securities Laws by the Sub-Adviser and its supervised persons; and (C) the Sub-Adviser has reviewed, no less frequently than annually, the adequacy of its policies and procedures and the effectiveness of their implementation; and (ii) reasonably cooperate with third-party audits arranged by the Trust to evaluate the effectiveness of the Sub-Adviser’s compliance controls. Upon request and reasonable prior notice, the Trust’s chief compliance officer shall have direct access to the Sub-Adviser’s chief compliance officer and compliance personnel, and the Sub-Adviser shall provide the Trust’s chief compliance officer with periodic reports and special reports in the event of compliance problems.

(o)        The Sub-Adviser is permitted to use persons employed by an “affiliated person” (as defined in the 1940 Act) of the Sub-Adviser, each of whom shall be treated as an “associated person” of the Sub-Adviser (as defined in the Advisers Act) to assist in providing discretionary or non-discretionary investment advisory services under this Agreement to the extent not prohibited by, or inconsistent with, applicable law, including the requirements of the 1940 Act and Advisers Act, the rules thereunder, and relevant positions of the SEC and its staff. The Sub-Adviser will be responsible under this Agreement for any action taken by such person on behalf of the Sub-Adviser in assisting the Sub-Adviser under the Agreement to the same extent as if the Sub-Adviser had taken such action directly. All fees and/or other compensation payable to such an affiliated person shall be the sole responsibility of the Sub-Adviser and neither the Fund nor the Adviser shall have any obligation to pay any fee or compensation to such affiliated person. To the extent the Sub-Adviser utilizes the services of an affiliated person to provide, or assist in providing, discretionary investment advisory services under this Section 3(o), it will provide the Adviser and the Fund with 30 days’ prior written notice, which will include the identity of the affiliated person and such other information reasonably requested by the Adviser or the Fund.

In addition, the Sub-Adviser may employ a third party to perform any accounting, administrative, reporting, proxy voting or ancillary services required to enable the Sub-Adviser to perform its functions under this Agreement. The Sub-Adviser may provide information about the Fund Account to any such affiliated person or other third party for the purpose of providing the services contemplated under this section 3(o). The Sub-Adviser will act in good faith in the selection, use and monitoring of affiliates and other third parties, and any delegation or appointment hereunder shall not relieve the Sub-Adviser of any of its obligations under this Agreement.

(p)        The Sub-Adviser will not be responsible for making any class action filings, including bankruptcies, on behalf of the Fund Account. The Sub-Adviser shall make reasonable efforts to provide the Trust and the Adviser with any proof of claim it receives regarding class action claims or any other actions or proceedings in which the Fund may be entitled to participate involving any asset held in the Fund Account and shall cooperate with the Trust and the Adviser to the extent reasonably necessary for the Trust or the Adviser to pursue and/or participate in any such action. If the Trust or the Adviser identifies a security held or previously held by the Fund Account to the Sub-Adviser, the Sub-Adviser shall, to the extent commercially reasonable and legally permissible, inform the Trust and the Adviser if the Sub-Adviser has determined to participate or opt out of a class action litigation or otherwise commence an independent litigation (domestic or foreign) related to that security.

4.       Further Duties. In all matters relating to the performance of this Agreement, the Sub-Adviser will act in conformity with the provisions of the Trust’s Trust Instrument, By-Laws and Registration Statement of which it has received written notice, with all written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account that are provided to the Sub-Adviser in writing, and with the written instructions and written directions of the Board and the Adviser; and will comply with the applicable requirements of: (i) the 1940 Act and Advisers Act and the rules and regulations adopted under each; (ii) Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”), applicable to regulated investment companies; (iii) the CEA and the rules and regulations adopted thereunder; and (iv) all other federal and state laws and regulations applicable to the Trust and the Fund. The Adviser agrees to provide to the Sub-Adviser copies of the Trust’s Trust Instrument, By-Laws, Registration Statement, written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account, written instructions and directions of the Board and the Adviser, and any amendments or supplements to any of these materials.

5.        Proxies. Unless the Adviser gives the Sub-Adviser written instructions not to vote the Fund’s proxy, provided the Custodian has timely forwarded the relevant proxy materials, the Sub-Adviser shall, in accordance with its proxy voting policies and procedures, have discretionary authority to take any action with respect to the voting of shares or the execution of proxies solicited by or with respect to the issuers of securities in which assets of the Fund Account may be invested from time to time, consistent with the Sub-Adviser’s obligations under Rule 206(4)-6 under the Advisers Act. The Adviser shall instruct the Custodian to forward or cause to be forwarded to the Sub-Adviser (or its designated agent, for which the Sub-Adviser will remain liable) all relevant proxy solicitation materials. The Sub-Adviser will, upon request, report quarterly its voting records with respect to the Fund Account, identifying such voting records as voting records of the Fund, to enable the Fund to meet its disclosure requirement pursuant to Rule 30b1-4 under the 1940 Act. The Sub-Adviser represents and covenants that it has adopted written proxy voting policies and procedures, a copy of which has been provided to the Fund, in compliance with current applicable rules and regulations, including but not limited to Rule 206(4)-6 under the Advisers Act and any applicable guidance, and that it will provide to the Adviser as soon as reasonably practicable: (i) any material update of such policies and procedures; and (ii) such other information that the Sub-Adviser maintains in the ordinary course of business as is necessary to assist the Adviser in complying with Rule 206(4)-6 under the Advisers Act.

6.        Expenses. During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Agreement other than the cost of securities (including brokerage commissions, transactional fees and taxes, if any) purchased or sold for the Fund. The Fund shall be responsible for its expenses.

7.        Compensation. The compensation of the Sub-Adviser for its services under this Agreement shall be calculated daily and paid monthly by the Trust, and not the Adviser, in accordance with the attached Schedule A. The Sub-Adviser shall not be responsible for any expenses incurred by the Fund or the Trust in accordance with Section 6 above. If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs. The Adviser shall be responsible for computing the fee based upon a percentage of the average daily net asset value of the assets of the Fund Account.

8.        Limitation of Liability. The Sub-Adviser shall not be liable for any loss due solely to a mistake of investment judgment, but shall be liable for any loss which is incurred by reason of an act or omission of its employee, partner, director or affiliate, if such act or omission involves willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

9.        Indemnification.

(a)        The Adviser shall indemnify the Sub-Adviser and any of its directors, officers, employees and affiliates for all losses, claims, damages, liabilities and costs (including reasonable legal and other expenses) (“Losses”) incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Adviser under this Agreement, if such act or omission involves the Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the Sub-Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement.

(b)        The Trust shall indemnify the Sub-Adviser and any of its directors, officers, employees and affiliates for all Losses incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Trust under this Agreement, if such act or omission involves the Trust’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the Sub-Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement.

(c)        The Sub-Adviser shall indemnify the Adviser and any of its directors, officers, employees and affiliates for all Losses incurred by the Adviser by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement if such act or omission involves the Sub-Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement.

(d)        The Sub-Adviser shall indemnify the Trust and any of its trustees, officers, employees and affiliates for all Losses incurred by the Trust by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement if such act or omission involves the Sub-Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the Trust’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement.

(e)        The indemnification in this Section 9 shall survive the termination of this Agreement.

10.        Representations, Warranties and Agreements of the Trust. The Trust represents, warrants and agrees that:

(a)        The Trust is a statutory trust duly formed and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder.

(b)        The Trust is registered as an investment company under the 1940 Act and the Fund, a series of the Trust, elected to qualify and has qualified as a regulated investment company under the Code, and the Fund’s shares are registered under the Securities Act of 1933, as amended.

(c)        The execution, delivery and performance by the Trust of this Agreement are within the Trust’s powers and have been duly authorized by all necessary action on the part of the Trust and the Board, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Trust for the execution, delivery and performance by the Trust of this Agreement, and the execution, delivery and performance by the Trust of this Agreement do not contravene or constitute a default under: (i) any provision of applicable law, rule or regulation; (ii) the Trust’s governing instruments; or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Trust.

(d)        The Adviser and the Sub-Adviser each has been duly appointed by the Board to provide investment services to the Fund Account as contemplated hereby.

(e)        The Trust will promptly notify the Sub-Adviser if any representation it has made under this Agreement becomes materially untrue.

11.        Representations of the Adviser. The Adviser represents, warrants and agrees that:

(a)        The Adviser has been duly authorized by the Board to delegate to the Sub-Adviser the provision of investment services to the Fund Account as contemplated hereby.

(b)        The Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory agency or industry self-regulatory organization necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and (vi) will promptly notify the Sub-Adviser if any representation it has made under this Agreement becomes materially untrue. To the extent permitted by law, the Adviser will also promptly notify the Sub-Adviser if it is served or otherwise receives notice of any material action, suit, proceeding, inquiry or investigation, at law or in equity, or any threat thereof, before or by any court, public board or body, directly involving the affairs of the Fund Account.

12.        Representations of the Sub-Adviser. The Sub-Adviser represents, warrants and agrees that:

(a)        The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Trust and Adviser of any material breach of this Agreement, if any representation under this Agreement becomes materially untrue or the occurrence of any event that the Sub-Adviser reasonably determines could have a materially adverse impact on the Sub-Adviser’s ability to provide services under this Agreement, or would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. To the extent permitted by law, the Sub-Adviser will also promptly notify the Trust and the Adviser if it is served or otherwise receives notice of any material action, suit, proceeding, inquiry or investigation, at law or in equity, or any threat thereof, before or by any court, public board or body, directly involving the affairs of the Fund. The Sub-Adviser further agrees to, upon request, review any statement regarding the Sub-Adviser contained in the Registration Statement with respect to the Fund and notify the Adviser or the Trust promptly if it becomes aware that any statement regarding the Sub-Adviser contained in the Registration Statement with respect to the Fund, or any amendment or supplement thereto, becomes untrue or incomplete in any material respect.

(b)        The Sub-Adviser has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of Federal Securities Laws by the Sub-Adviser, its employees, officers, and agents (“Compliance Procedures”) and, the Adviser and the Trust have been provided a copy of the Compliance Procedures and any amendments thereto. The Sub-Adviser will notify the Adviser promptly of any “Material Compliance Matter” (as defined in Rule 38a-1 under the 1940 Act). The Sub-Adviser will also notify the Adviser of any remedial actions that it takes in response to deficiency letters or similar communications from the SEC or another regulator.

(c)        The Sub-Adviser has adopted a written code of ethics as required by Rule 204A-1 under the Advisers Act and Rule 17j-1 under the 1940 Act and will provide the Adviser and the Trust with a copy of such code of ethics, together with evidence of its adoption and a certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of such code of ethics. Upon request, and within thirty (30) days following the end of the last calendar quarter of each year that this Agreement is in effect, the Sub-Adviser shall furnish to the Trust and the Adviser: (i) a written report that describes any issues arising under the code of ethics or procedures during the relevant period, including, but not limited to, information about material violations of the code or procedures and sanctions imposed in response to material violations; and (ii) a written certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of the code of ethics. In addition, the Sub-Adviser shall: (iii) report to the Board and the Adviser in writing any material amendments to its code of ethics as soon as reasonably practicable after such change; (iv) furnish all pertinent information regarding any material violation of the Sub-Adviser’s code of ethics by as soon as reasonably practicable after such change: (A) its directors, officers and partners; or (B) any person who has access to nonpublic information regarding: (I) the Fund’s purchase or sale of securities; (II) the portfolio holdings of the Fund; or (III) securities recommendations to the Fund; and (v) provide quarterly reports to the Adviser on any material violations of the Sub-Adviser’s code of ethics during the period so indicated. Upon the reasonable written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(d)(1) and related records.

(d)        The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC and will furnish a copy of any material amendments to the Trust and the Adviser as soon as reasonably practicable after such change and at least annually.

(e)        The Sub-Adviser will notify the Trust and the Adviser of any change of control of the Sub-Adviser, including any change of its general partner(s) or managing member, controlling persons or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund Account or senior management of the Sub-Adviser, in each case prior to such change if the Sub-Adviser is aware of such change but in any event not later than as soon as reasonably practicable after such change. The Sub-Adviser agrees that it may bear all reasonable expenses of the Trust and Adviser, if any, so long as such reasonable expenses do not exceed $10,000.00 (ten thousand dollars), arising out of the Sub-Adviser’s failure to notify the Trust and the Adviser as set forth herein.

(f)        The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage from insurance providers that are in the business of regularly providing insurance coverage to investment advisers. The Sub-Adviser shall upon request endeavor to provide to the Adviser any information it may reasonably require concerning the amount or scope of such insurance, the form and amount of such information shall be agreed upon between Sub-Adviser and Adviser. The Sub-Adviser shall upon request provide to the Adviser a certificate of insurance providing evidence of the amount or scope of such insurance

(g)        The Sub-Adviser will not, in violation of applicable law or regulation, use any material non-public information concerning portfolio companies that may be in or come into its possession or the possession of any of its affiliated persons or employees in providing investment advice or investment management services to the Fund.

(h)        The Sub-Adviser agrees that neither it, nor any of its affiliated persons, will in any way refer directly or indirectly to its relationship with the Trust, the Fund, the Adviser or any of their respective affiliated persons in offering, marketing or other promotional materials without the express written consent of the Adviser. For the avoidance of doubt, the Sub-Adviser may identify itself as a sub-adviser of the Fund during the term of this Agreement, with such right terminating upon termination of this Agreement, and the Sub-Adviser may use the performance of the Fund Account in its composite performance.

(i)        The Sub-Adviser agrees to promptly notify the Adviser of trade errors made by the Sub-Adviser in connection with its management of the Fund Account.

(j)        The Sub-Adviser has reviewed the registration requirements of the CEA and the National Futures Association (“NFA”) relating to commodity trading advisors and is either appropriately registered with the Commodity Futures Trading Commission (“CFTC”) and a member of the NFA or exempt or excluded from CFTC registration requirements. If required by the CEA or the rules and regulations thereunder promulgated by the CFTC, the Sub-Adviser will provide the Fund and the Adviser with a copy of its most recent CFTC disclosure document or a written explanation of the reason why it is not required to deliver such a disclosure document.

(k)        The Sub-Adviser has established and will keep in effect a “disaster recovery” preparedness plan that sets forth procedures for recovery of critical business functions at minimum operating levels and can be implemented within a 24-hour time period. The Sub-Adviser shall notify the Adviser, as soon as practicable by telephone, email or such other method of prompt communication as may be available under the circumstances, of the occurrence of any event the Sub-Adviser determines has had a material impact on its operations and that requires the Sub-Adviser to implement any procedures under such plan.

(l)        The Sub-Adviser has administrative, technical and physical safeguards in place that comply with all laws and regulations applicable to the Sub-Adviser and, in the event the Sub-Adviser becomes aware of any network, system and/or data breach with respect to its infrastructure (including, but not limited to, a system intrusion, virus or malicious code attack, loss of data, data theft, unauthorized access to confidential information and/or nonpublic personal information, hacking incident or any acts of data ransom) that results in unauthorized access to and/or use by third parties of the confidential information of the Fund or the Adviser (each, a “Cybersecurity Breach”), the Sub-Adviser will promptly take appropriate steps to contain or mitigate the Cybersecurity Breach, and will, without unreasonable delay, notify the Adviser and the Fund, unless such notification is prohibited by law enforcement or the Sub-Adviser’s regulator(s).

13.    Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are not to be deemed to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others, except as prohibited by applicable law or agreed upon in writing among the Sub-Adviser, the Trust and the Adviser.

14.     Confidentiality. Subject to the duty of the Sub-Adviser, the Adviser and the Trust to comply with: (i) applicable law, rule or regulation, or a court order; or (ii) any demand of any government, regulatory or taxing authority having jurisdiction, or any self-regulatory organization, the parties hereto shall treat as confidential all material non-public information pertaining to the Fund Account and the actions of the Sub-Adviser, the Adviser and the Trust in respect thereof. The Sub-Adviser shall take steps to ensure that the Fund’s portfolio holdings information is shared only with such persons that are subject to a duty of confidentiality and duty not to trade on such information. The provisions of this Section 14 shall survive any termination of this Agreement. For avoidance of doubt, it is understood that any information or recommendation supplied by, or produced by, the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded by the Fund, the Trust and the Adviser as confidential and for use only by the Adviser and the Fund.

15.        Duration and Termination.

(a)       Unless sooner terminated as provided herein, this Agreement shall continue in effect for a period of two years subsequent to its initial approval by the Board, or by vote of a majority of the outstanding voting securities of the Funds, as applicable, and thereafter, if not terminated, shall continue automatically from year to year, provided that such continuance is specifically approved at least annually by: (i) the vote of a majority of those Trustees of the Trust who are not interested parties to this Agreement or “interested persons” (as defined within the meaning of Section 2(a)(19) of the 1940 Act) of any such party to this Agreement; and (ii) the Board, or by vote of a majority of the outstanding voting securities of the Fund, in accordance with all applicable provisions of the 1940 Act, and any applicable exemptive relief provided by the SEC.

(b)       This Agreement may be terminated at any time, without the payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days’ written notice to the Sub-Adviser.

(c)       This Agreement may be terminated at any time, without the payment of any penalty, by the Adviser immediately upon written notice to the Sub-Adviser.

(d)       This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) by the Sub-Adviser, or upon the termination of the Advisory Agreement as it relates to the Fund. The Sub-Adviser agrees to bear all reasonable expenses of the Trust, if any, arising out of an assignment of this Agreement by the Sub-Adviser.

(e)       This Agreement may be terminated at any time by the Sub-Adviser on ninety (90) days’ written notice to the Fund and the Adviser, but any such termination shall not affect the status, obligations, or liabilities of the Sub-Adviser to the Fund and the Adviser arising prior to termination.

16.        Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved: (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party; and (ii) by the vote of a majority of the outstanding voting securities of the Fund (unless the approval is pursuant to an SEC order, no-action letter, rule or regulation permitting the Trust to modify the Agreement without a shareholder vote).

17.        Third-Party Beneficiaries. The only parties to this Agreement are the Trust, the Adviser and the Sub-Adviser, and the Trust and the Adviser are the only beneficiaries of the Sub-Adviser’s services hereunder. The parties do not intend for this Agreement to benefit any other persons including, without limitation, a record or beneficial owner of shares of the Fund.

18.        Limitation of Trustee and Shareholder Liability. The Adviser and Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Instrument of the Trust and agree that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series of the Trust, the obligations hereunder of the Trust shall be limited to the respective assets of the Fund. The Adviser and Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Trust or the Fund, nor any officer, director or trustee of the Trust, neither as a group nor individually.

19.        Governing Law. This Agreement shall be construed in accordance with the 1940 Act and the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

20.        Reference to the Sub-Adviser. The Adviser and the Trust are authorized to publish and distribute information, including, but not limited to, Registration Statements, Fund fact sheets and marketing material, regarding the provision of sub-advisory services by the Sub-Adviser pursuant to this Agreement and to include in such information the name of the Sub-Adviser or any trademark, service mark, symbol or logo of the Sub-Adviser, without the prior written consent of the Sub-Adviser. The Adviser will provide copies of such items to the Sub-Adviser upon request within a reasonable time following such use, publication or distribution. It is understood that the name of each party to this Agreement, and any derivatives thereof or logos associated with that name, is the valuable property of the party in question and its affiliates, and that each other party has the right to use such names pursuant to the relationship created by, and in accordance with the terms of, this Agreement only so long as this Agreement shall continue in effect. Upon termination of this Agreement, the parties shall forthwith cease to use the names of the other parties (or any derivative or logo) as appropriate and to the extent that continued use is not required by applicable laws, rules and regulations.

21.        No Implied Waiver. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, rule or regulation: (i) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in a writing signed by the other party; (ii) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (iii) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

22.        Severability. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

23.        Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the Federal Securities Laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement and the Schedule(s) attached hereto embody the entire agreement and understanding among the parties. This Agreement may be signed in counterpart.

24.        Notices. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser, Adviser or the Trust upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail – return receipt requested or sent by electronic transmission (via email) or a similar means of same day delivery which provides evidence of receipt (or with a confirming copy by mail as set forth herein). All notices provided to Adviser will be sent to:

GuideStone Capital Management, LLC

5005 Lyndon B. Johnson Freeway, Suite 2200

Dallas, Texas 75244-6152

Attn:    Melanie Childers, Vice President – Fund Operations

Email:  melanie.childers@guidestone.org

All notices provided to the Sub-Adviser will be sent to:

J.P. Morgan Investment Management Inc.

270 Park Avenue

New York, N.Y. 10017

Attn:     Jonathan Petty

Email:   jonathan.petty@jpmchase.com

[rest of page left intentionally blank]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories and shall become effective as of May 31, 2022.4

GUIDESTONE FUNDS, on behalf of the series of the Trust listed on Schedule A

By:
Name: John R. Jones
Title: President

GUIDESTONE CAPITAL MANAGEMENT, LLC

By:
Name: David S. Spika
Title: President

J.P. MORGAN INVESTMENT MANAGEMENT, INC.

By:
Name:
Title:

[4]	Original agreement effective as of May 31, 2022.

APPENDIX F

MORE INFORMATION ABOUT

WILLIAM BLAIR INVESTMENT MANAGEMENT, LLC

William Blair Investment Management, LLC (“William Blair”), with principal offices at 150 North Riverside Plaza, Chicago, Illinois, 60606, is a registered investment adviser with the U.S. Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. William Blair is affiliated with William Blair & Company, L.L.C. (“William Blair & Company”). William Blair and William Blair & Company are wholly owned subsidiaries of WBC Holdings LP, which is wholly owned by William Blair and William Blair & Company employees. WBC GP L.L.C. is the general partner of WBC Holdings, LP. William Blair’s parent entities have their principal offices at the same address as William Blair. As of June 30, 2022, William Blair had approximately $56.2 billion of assets under management.

Listed below are the names, addresses and principal occupations for the directors and principal executive officers of William Blair:

Name	Principal Occupations
Lisa D. Anderson	Director of Operations
Stephanie G. Braming	Executive Committee
Cissie Citardi	Executive Committee, General Counsel
Peter P. Dalrymple	Executive Committee
Ryan J. Devore	Executive Committee
John R. Ettelson	Chairman
Brent W. Gledhill	President, Chief Executive Officer
Walter R. Randall, Jr.	Chief Compliance Officer
Matthew M. Zimmer	Executive Committee
Jon W. Zindel	Executive Committee, Chief Financial Officer

The business address of each person listed above is the same as the address for William Blair.

William Blair serves as investment adviser or sub-adviser to the following investment company which employs a strategy similar to that utilized for the Growth Equity Fund.

Fund	Approximate Net Assets as of June 30, 2022 (in millions)	Annual Investment Advisory Fee	Fee Waivers
William Blair Large Cap Growth Fund	$1,078	0.60%	0.07%*

*William Blair has entered into a contractual agreement with the William Blair Large Cap Growth Fund to waive fees and/or reimburse expenses in order to limit the William Blair Large Cap Growth Fund’s operating expenses (excluding interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on short sales, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the William Blair Large Cap Growth Fund’s business) to 0.60% of average daily net assets for Class R6 shares until April 30, 2023. William Blair may not terminate this arrangement prior to April 30, 2023 without the approval of the William Blair Large Cap Growth Fund’s Board of Trustees.

F-1

APPENDIX G

SUB-ADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT (“Agreement”) is made among GUIDESTONE FUNDS, a Delaware statutory trust (“Trust”), GUIDESTONE CAPITAL MANAGEMENT, LLC, a limited liability company organized under the laws of the State of Texas (“Adviser”), and WILLIAM BLAIR INVESTMENT MANAGEMENT, LLC, a registered investment adviser organized under the laws of the State of Delaware (“Sub-Adviser”).

WHEREAS, the Adviser has entered into an Investment Advisory Agreement (“Advisory Agreement”) with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, under the Advisory Agreement, the Adviser has agreed to provide investment advisory services to the Trust; and

WHEREAS, under the Advisory Agreement, subject to the approval of the Board of Trustees of the Trust (“Board”), the Adviser is authorized to retain one or more investment sub-advisers to provide investment advisory services to one or more series of the Trust; and

WHEREAS, the Adviser desires to retain the Sub-Adviser to furnish investment advisory services to the series of the Trust listed on Schedule A, as such Schedule A may be amended from time to time (such series being collectively referred to herein as the “Fund,” with any reference herein to the Fund pertaining to such series of the Trust as the context requires), in the manner and on the terms hereinafter set forth; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and the Fund.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the Trust, the Adviser and the Sub-Adviser agree as follows:

1.        Appointment. The Adviser and the Trust hereby appoint the Sub-Adviser as a discretionary investment manager, on the terms and conditions set forth herein, of those assets of the Fund which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the “Fund Account”). The Adviser may from time to time make additions to and withdrawals, including but not limited to cash and cash equivalents, from the Fund Account, subject to verbal notification and subsequent written notification to the Sub-Adviser. The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser except as expressly authorized in this Agreement or another writing by the Trust, the Adviser and the Sub-Adviser.

2.        Acceptance of Appointment. The Sub-Adviser accepts that appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

3.          Duties as Sub-Adviser.

(a)     Subject to the supervision and direction of the Board and of the Adviser, including all written guidelines, and the policies and procedures adopted by the Trust or the Adviser that are applicable to the Sub-Adviser listed on Schedule B, as such Schedule B may be amended from time to time, the Sub-Adviser will: (i) provide a continuous investment program with respect to the Fund Account; (ii) determine from time to time what investments in the Fund Account will be purchased, retained or sold by the Fund; and (iii) be responsible for placing purchase and sell orders for investments and for other related transactions with respect to the Fund Account. The Sub-Adviser will provide services under this Agreement in accordance with the Fund’s investment objective, policies and restrictions and the description of its investment strategy and style, all as stated in the Trust’s registration statement under the 1940 Act, and any amendments or supplements thereto (“Registration Statement”) of which the Sub-Adviser has written notice. The Trust will deliver to the Sub-Adviser a true and complete copy of the Fund’s Registration Statement as effective from time to time, and such other documents or instruments governing the investment of the Fund Account and such other information as reasonably requested by the Sub-Adviser, as is necessary for the Sub-Adviser to carry out its obligations under this Agreement, including the policies and procedures applicable to the Sub-Adviser listed on Schedule B hereto.

(b)     The Sub-Adviser’s authority hereunder shall include the power to buy, sell, and hold such securities and other instruments, to open accounts and execute trading agreements and any other reasonable and customary documents and representation letters on behalf of the Fund Account as the Sub-Adviser deems appropriate within the parameters of Sections 3(a) and 4, and the conditions of this Agreement. The Sub-Adviser agrees that, prior to (i) opening (or amending) any accounts, including prime brokerage and futures accounts with brokerage firms or other financial institutions and (ii) entering into (or amending) any ISDA master agreement, master repurchase agreement, or any other master swap or over-the-counter trading documentation, including any schedule or credit support annex thereto (such agreements collectively, “OTC Agreements”), or any related clearing agreements on behalf of the Fund, the Sub-Adviser shall notify the Fund’s accounting agent and administrator (“Administrator”), custodian bank (“Custodian”), and the Adviser of the existence and any pertinent terms of the account opening documents, prime brokerage, futures and other related agreements, OTC Agreements, and related clearing agreements. With respect to transactions involving derivative instruments and/or OTC Agreements, the Sub-Adviser agrees to provide Counterparty reports of the type described in Section 3(j). For purposes of this section, the term “Counterparty” includes a clearing broker, prime broker, dealer, foreign currency dealer, futures commission merchant, bank, or any counterparty to an OTC Agreement.

(c)     In accordance with the Fund’s investment policies described in the Registration Statement, the Sub-Adviser is responsible for avoiding investment of Fund Account assets in the securities issued by any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized, as determined by GuideStone Financial Resources, as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Adviser shall provide in writing to the Sub-Adviser a list of such prohibited companies, which the Adviser in its sole discretion will amend or supplement from time to time. The Adviser will provide the Sub-Adviser with such amendments or supplements on a timely basis, and any such changes shall become effective as soon as reasonably practicable after such changes have been received by the Sub-Adviser. If the Sub-Adviser has a question about whether any proposed transaction with respect to the Fund Account would be in compliance with such investment policies, it may consult with the Adviser during normal business hours, and the Adviser will provide instructions upon which the Sub-Adviser may rely in purchasing and selling securities for the Fund Account.

(d)     The Sub-Adviser will select brokers and dealers to effect all portfolio transactions for the Fund Account subject to the conditions set forth herein. The Sub-Adviser will place all necessary orders with brokers, dealers or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Adviser agrees that, in placing orders with brokers and dealers, it will seek to obtain best execution, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement; provided that, on behalf of the Fund, and in compliance with Section 28(e) of the Securities Exchange Act of 1934 (“1934 Act”), the Sub-Adviser may, in its discretion, use brokers and dealers (including brokers and dealers that may be affiliated persons of the Sub-Adviser to the extent permitted herein) who provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions, and the Sub-Adviser may pay to those brokers and dealers, directly or indirectly through a commission sharing arrangement, in return for brokerage and research services a higher commission than may be charged by other brokers and dealers, subject to the Sub-Adviser’s determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The Sub-Adviser agrees to provide the Adviser with reports or other information regarding brokerage and benefits received therefrom, upon the Adviser’s reasonable request. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund Account and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner the Sub-Adviser reasonably believes to be equitable over time and consistent with its fiduciary obligations to each client account.

(e)     Except as permitted by applicable law, rule or regulation (including, but not limited to, Sections 10 and 17 of the 1940 Act and Section 206 of the Investment Advisers Act of 1940, as amended (“Advisers Act”), and the respective rules and regulations promulgated thereunder), including by exemptive order granted by the U.S. Securities and Exchange Commission (“SEC”), SEC interpretive release, and/or SEC staff no-action letter or other written guidance, the Sub-Adviser shall not, on behalf of the Fund Account, enter into any transaction wherein:

(i) during the existence of any underwriting or selling syndicate, an affiliated person of the Trust, or any affiliated person of such an affiliated person, acts as a principal underwriter;

(ii) an affiliated person of or principal underwriter for the Trust, or any affiliated person of such an affiliated person or principal underwriter, acts as principal; or

(iii) an affiliated person of the Trust, or any affiliated person of such an affiliated person, acts as agent or broker.

If the Sub-Adviser enters into any of the permissible affiliated transactions contemplated above, the Sub-Adviser shall comply with the Trust’s policies and procedures, as provided to the Sub-Adviser, in so doing. The Sub-Adviser acknowledges that, upon entering into this Agreement, it is an “investment adviser” of the Trust within the meaning of Section 2(a)(20)(B) of the 1940 Act, and therefore an “affiliated person” of the Trust within the meaning of Section 2(a)(3)(E) of the 1940 Act. The Sub-Adviser agrees that it will upon request provide the Adviser with a written list of its affiliated persons, indicating which of those affiliated persons are brokers, dealers, futures commission merchants (“FCMs”), and/or banks, and will update such list from time to time, as necessary. To enable the Sub-Adviser to comply with this paragraph, the Adviser agrees that it will, upon request, provide the Sub-Adviser with a written list of the Trust’s affiliated persons (excluding the Fund’s sub-advisers) and principal underwriter, and their respective affiliated persons, and will update such list from time to time as necessary.

(f)     In furnishing services hereunder, to the extent prohibited by, or necessary to comply with, the 1940 Act, the Sub-Adviser will not consult with any other sub-adviser to the Fund, any other series of the Trust, or any other investment company under common control with the Trust concerning transactions of the Fund in securities or other assets. For the avoidance of doubt, the foregoing restriction will not be deemed to prohibit the Sub-Adviser from consulting with: (i) any of its affiliated persons concerning transactions in securities or other assets; (ii) any of the other covered sub-advisers concerning compliance with paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act; or (iii) any successor sub-adviser of the Fund in order to effect an orderly transition of sub-advisory duties, so long as such consultations do not concern transactions prohibited by Section 17(a) of the 1940 Act.

(g)     The Sub-Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder and any other applicable legal provisions, including the Advisers Act, the 1934 Act, the Commodity Exchange Act of 1936, as amended (“CEA”), and the rules and regulations adopted thereunder from time to time, with respect to actions by the Sub-Adviser on behalf of the Fund, and will furnish the Board, the Adviser or the Administrator with such periodic and special reports as any of them may reasonably request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust a complete set of any records that it maintains for the Fund upon request by the Trust. Notwithstanding the foregoing, the Sub-Adviser shall be able to retain copies of such records to the extent necessary to comply with the Sub-Adviser’s recordkeeping policies or regulatory obligations. The Sub-Adviser agrees to keep confidential all records of the Trust and information relating to the Trust in accordance with Section 14 hereof unless the release of such records or information is otherwise consented to in writing by the Trust or the Adviser. The Trust and Adviser agree that such consent shall not be unreasonably withheld. For the avoidance of doubt, where the Sub-Adviser may be exposed to civil or criminal contempt proceedings, when required to divulge such information or record to duly constituted authorities, or when requested to divulge such information in the context of a regulatory examination or investigation being conducted by one of its regulators, such consent is deemed hereby given and the Sub-Adviser shall promptly inform the Trust and the Adviser of the disclosure of such information unless the Sub-Adviser is prohibited from so doing by law.

(h)     All transactions for the Fund Account will be consummated by delivery of assets to or from the Custodian, or such depositories or agents as may be designated by the Custodian in writing, and neither the Sub-Adviser nor its affiliated persons shall have possession or custody of Fund assets at any time. The Sub-Adviser shall advise the Fund’s Custodian and Administrator on a prompt basis of each purchase and sale of a portfolio security or other financial instrument specifying the name of the issuer or Counterparty, the description, terms and amount of shares or principal amount of the security or other financial instrument purchased or sold, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer and such other information as may reasonably be required. The Sub-Adviser shall arrange for the transmission to the Fund’s Custodian and Administrator on a daily basis such confirmation, trade tickets, and other documents and information as may be reasonably necessary to enable the Custodian and Administrator to perform their administrative, recordkeeping and other responsibilities with respect to the Fund. For purposes of the foregoing sentence, communication via electronic means will be acceptable as agreed to in writing from time to time by the Adviser. The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian in accordance with the foregoing, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, other than acts or omissions arising in reliance on instructions of the Sub-Adviser; provided, that it shall be the responsibility of the Sub-Adviser to notify the Adviser if the Custodian fails to confirm in writing proper execution of the instructions.

(i)     Without limiting the generality of the foregoing and in furtherance thereof, the Sub-Adviser shall report to the Fund’s Custodian and Administrator all trades and positions in the Fund Account daily (in such form and at such times as specified by the Fund’s Custodian and Administrator and/or the Adviser), including any trade it has entered into for which it has not received confirmation (and, with respect to transactions involving derivative instruments, shall also request each executing broker and Counterparty to deliver its own such transaction and position reporting), and any information related to any corporate action relevant to the investments of the Fund Account (in such form and at such times as specified by the Fund’s Custodian and Administrator). Unless otherwise specified by the Adviser, all trades shall be communicated by the Sub-Adviser to the Fund’s Custodian and Administrator by 10 a.m. Central Time on the business day following the trade date. The Sub-Adviser shall notify the Fund’s Custodian and Administrator immediately upon becoming aware of any trades not included in any previously transmitted trade communication.

(j)     The Sub-Adviser shall reconcile all trades and positions with each executing broker and Counterparty daily to ensure accurate trade settlement and verify open positions (including cash). The Sub-Adviser shall also reconcile daily all trades and positions (including cash) to the Fund’s official books and records, including without limitation, daily reconciliation of all open Custody positions (as defined below) (including cash) to the Custodian, and a daily reconciliation of all open Counterparty-Traded Positions (as defined below) to the Administrator. The Fund’s Administrator shall also conduct a reconciliation of Counterparty-Traded Positions (as defined below) as reported from executing brokers and Counterparties and the Sub-Adviser shall cooperate with the Fund’s Administrator in order to effect such reconciliation, including without limitation by arranging for access by the Fund’s Custodian and Administrator to such files and websites of the executing brokers and Counterparties. The Sub-Adviser shall work with the Fund’s Custodian and Administrator and/or the Adviser, as appropriate, to resolve all open reconciliation items on the same day that they are identified, including trade and position discrepancies, identified in such reconciliations. The Sub-Adviser shall also provide to the Adviser and its Custodian and Administrator a monthly (or such other frequency as may be requested by the Adviser) report detailing all the reconciliation activities outlined in this section, including details about each discrepancy and the plan for resolution. These reports shall be sent to the email address(es) provided by the Adviser to the Sub-Adviser. If a reconciliation does not identify any discrepancies, an email is still required providing evidence of reconciliation. For purposes of this Section 3(j), the term “Custody Positions” refers to all assets of the Fund, including cash, for which custody is maintained directly by the Fund’s Custodian and the term “Counterparty-Traded Positions” refers to all other assets of the Fund, including instruments traded via a Counterparty as defined in Section 3(g).

(k)     The Sub-Adviser agrees to provide, at such times as shall be reasonably requested by the Board or the Adviser, the analysis and reports specified on Schedule C attached hereto, as such Schedule C may be amended from time to time, including without limitation monthly reports setting forth the investment performance of the Fund Account. The Sub-Adviser also agrees to make available to the Board and Adviser any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

(l)     In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser will upon reasonable request provide reasonable assistance to the Administrator and/or the Fund in determining or confirming the fair valuation of portfolio securities held in the Fund Account. This assistance includes (but is not limited to): (i) designating and providing access to one or more employees of the Sub-Adviser who are knowledgeable about the security or other asset or liability, its issuer or Counterparty (as applicable), its financial condition, trading and/or other relevant factors for valuation, which employees shall be available for consultation when the Board or the Valuation Committee of the Adviser convenes; (ii) assisting the Board, Adviser, the Custodian or the Administrator in obtaining bids and offers or quotes from broker-dealers or market-makers with respect to investments held in the Fund Account, upon the reasonable request of the Adviser, Custodian or Administrator; (iii) upon the request of the Board, Adviser, the Custodian or the Administrator, providing recommendations for pricing and fair valuations (including the methodology and rationale used in making such recommendation and such other relevant information as may be requested) of any portfolio security held in the Fund Account for which the Administrator does not obtain prices in the ordinary course of business from an automated pricing service; and (iv) maintaining adequate records and written backup information with respect to the investments valuation assistance provided hereunder, and providing such information to the Board, Adviser or the Fund upon request. Additionally, the Sub-Adviser shall be responsible for obtaining valuations for derivative instruments from Counterparties and for providing that information (and any valuation determinations made by the Sub-Adviser) to the Fund’s Administrator and the Adviser for their consideration as the Administrator or Adviser may specify. The Sub-Adviser shall promptly notify the Adviser if, for any reason, the Sub-Adviser believes that the price assigned to any security or other investment in the Fund Account that is not readily ascertainable may not accurately reflect the fair value thereof. In those circumstances, approved fair valuation methodology may be utilized by the Sub-Adviser to establish a price, at which time a fair valuation recommendation would be provided to the Adviser. Notwithstanding the foregoing, the Adviser and the Trust hereby acknowledge that the Sub-Adviser is not the pricing agent for the Fund and therefore not responsible for valuing the Fund’s securities for purposes of calculating the Fund’s net asset value.

(m)     The Sub-Adviser shall provide reasonable assistance as reasonably requested in the preparation of (but not pay for) all periodic reports by the Trust or the Fund to shareholders of the Fund and all reports and filings required to maintain the registration and qualification of the Fund, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws. Upon the request of the Trust or the Adviser, the Sub-Adviser shall review Registration Statements or portions thereof that relate to the Fund or the Sub-Adviser and other documents provided to the Sub-Adviser, provide comments on such drafts on a timely basis, and provide certifications or sub-certifications on a timely basis and in a form mutually agreeable to the parties. The Sub-Adviser’s (or its affiliate’s) Form 13F filed with the SEC shall include, to the extent applicable, the 13(f) securities held in the Fund Account.

(n)     As reasonably requested by the Trust on behalf of the Trust’s officers and in accordance with the scope of the Sub-Adviser’s obligations and responsibilities contained in this Agreement (i.e., with respect to the Fund Account and the Sub-Adviser’s provision of portfolio management services hereunder), the Sub-Adviser will provide reasonable assistance to the Trust in connection with the Trust’s compliance with the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated by the SEC thereunder, and Rule 38a-1 under the 1940 Act. Specifically, the Sub-Adviser agrees to, upon the reasonable request of the Trust and with reasonable prior notice: (i) provide periodic certifications relating to the Sub-Adviser’s provision of portfolio management services hereunder, including that: (A) the Sub-Adviser is in compliance with all applicable “Federal Securities Laws,” as defined in Rule 38a-l under the 1940 Act; (B) the Sub-Adviser’s policies and procedures are reasonably designed to prevent violation of the Federal Securities Laws by the Sub-Adviser and its supervised persons; and (C) the Sub-Adviser has reviewed, no less frequently than annually, the adequacy of its policies and procedures and the effectiveness of their implementation; and (ii) reasonably cooperate with third-party audits arranged by the Trust to evaluate the effectiveness of the Sub-Adviser’s compliance controls. Upon request and reasonable prior notice, the Trust’s chief compliance officer shall have direct access to the Sub-Adviser’s chief compliance officer and compliance personnel, and the Sub-Adviser shall provide the Trust’s chief compliance officer with periodic reports and special reports in the event of compliance problems.

(o)     The Sub-Adviser is permitted to use persons employed by an “affiliated person” (as defined in the 1940 Act) of the Sub-Adviser, each of whom shall be treated as an “associated person” of the Sub-Adviser (as defined in the Advisers Act) to assist in providing discretionary or non-discretionary investment advisory services under this Agreement to the extent not prohibited by, or inconsistent with, applicable law, including the requirements of the 1940 Act and Advisers Act, the rules thereunder, and relevant positions of the SEC and its staff. The Sub-Adviser will be responsible under this Agreement for any action taken by such person on behalf of the Sub-Adviser in assisting the Sub-Adviser under the Agreement to the same extent as if the Sub-Adviser had taken such action directly. All fees and/or other compensation payable to such an affiliated person shall be the sole responsibility of the Sub-Adviser and neither the Fund nor the Adviser shall have any obligation to pay any fee or compensation to such affiliated person. To the extent the Sub-Adviser utilizes the services of an affiliated person to provide, or assist in providing, discretionary investment advisory services under this Section 3(o), it will provide the Adviser and the Fund with 30 days’ prior written notice, which will include the identity of the affiliated person and such other information reasonably requested by the Adviser or the Fund.

(p)     The Sub-Adviser will not be responsible for making any class action filings, including bankruptcies, on behalf of the Fund Account. The Sub-Adviser shall make reasonable efforts to provide the Trust and the Adviser with any proof of claim it receives regarding class action claims or any other actions or proceedings in which the Fund may be entitled to participate involving any asset held in the Fund Account and shall cooperate with the Trust and the Adviser to the extent reasonably necessary for the Trust or the Adviser to pursue and/or participate in any such action. If the Trust or the Adviser identifies a security held or previously held by the Fund Account to the Sub-Adviser, the Sub-Adviser shall, to the extent commercially reasonable and legally permissible, inform the Trust and the Adviser if the Sub-Adviser has determined to participate or opt out of a class action litigation or otherwise commence an independent litigation (domestic or foreign) related to that security.

4.        Further Duties. In all matters relating to the performance of this Agreement, the Sub-Adviser will act in conformity with the provisions of the Trust’s Trust Instrument, By-Laws and Registration Statement of which it has received written notice, with all written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account that are provided to the Sub-Adviser in writing, and with the written instructions and written directions of the Board and the Adviser; and will comply with the applicable requirements of: (i) the 1940 Act and Advisers Act and the rules and regulations adopted under each; (ii) Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”), applicable to regulated investment companies; (iii) the CEA and the rules and regulations adopted thereunder; and (iv) all other federal and state laws and regulations applicable to the Trust and the Fund. The Adviser agrees to provide to the Sub-Adviser copies of the Trust’s Trust Instrument, By-Laws, Registration Statement, written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account, written instructions and directions of the Board and the Adviser, and any amendments or supplements to any of these materials.

5.        Proxies. Unless the Adviser gives written instructions to the contrary, provided the Custodian has timely forwarded the relevant proxy materials, the Sub-Adviser shall, in accordance with its proxy voting policies and procedures, have discretionary authority to take any action with respect to the voting of shares or the execution of proxies solicited by or with respect to the issuers of securities in which assets of the Fund Account may be invested from time to time, consistent with the Sub-Adviser’s obligations under Rule 206(4)-6 under the Advisers Act. The Adviser shall instruct the Custodian to forward or cause to be forwarded to the Sub-Adviser (or its designated agent, for which the Sub-Adviser will remain liable) all relevant proxy solicitation materials. The Sub-Adviser will, upon request, report quarterly its voting records with respect to the Fund Account, identifying such voting records as voting records of the Fund, to enable the Fund to meet its disclosure requirement pursuant to Rule 30b1-4 under the 1940 Act. The Sub-Adviser represents and covenants that it has adopted written proxy voting policies and procedures, a copy of which has been provided to the Fund, in compliance with current applicable rules and regulations, including but not limited to Rule 206(4)-6 under the Advisers Act and any applicable guidance, and that it will provide to the Adviser as soon as reasonably practicable: (i) any material update of such policies and procedures; and (ii) such other information that the Sub-Adviser maintains in the ordinary course of business as is necessary to assist the Adviser in complying with Rule 206(4)-6 under the Advisers Act.

6.        Expenses. During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Agreement other than the cost of securities (including brokerage commissions, transactional fees and taxes, if any) purchased or sold for the Fund. The Fund shall be responsible for its expenses.

7.        Compensation. The compensation of the Sub-Adviser for its services under this Agreement shall be calculated daily and paid monthly by the Trust, and not the Adviser, in accordance with the attached Schedule A. The Sub-Adviser shall not be responsible for any expenses incurred by the Fund or the Trust in accordance with Section 6 above. If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs. The Adviser shall be responsible for computing the fee based upon a percentage of the average daily net asset value of the assets of the Fund Account. If, at any time: (i) the Sub-Adviser provides, to any other investment company registered under the 1940 Act, sub-investment advisory services using the investment strategies provided by the Sub-Adviser to the Fund pursuant to this Agreement, (ii) the value of the assets under management with respect to which the Sub-Adviser provides such services to such other investment company is equal to or less than the value of the Fund Account, and (iii) the Sub-Adviser is compensated for providing such services at a rate less than the rate set forth on Schedule A, then the Sub-Adviser shall promptly notify the Adviser of the foregoing in reasonable detail and, as of the date of such notice, the rate set forth on Schedule A shall immediately and without requirement of further action (subject to any required approval or ratification by the Board) be deemed amended to reflect a rate equal to the lower rate at which the Sub-Adviser is compensated by such other investment company.

8.        Limitation of Liability. The Sub-Adviser shall not be liable for any loss due solely to a mistake of investment judgment, but shall be liable for any loss which is incurred by reason of an act or omission of its employee, partner, director or affiliate, if such act or omission involves willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

9.        Indemnification.

(a)    The Adviser shall indemnify the Sub-Adviser and any of its directors, officers, employees and affiliates for all losses, claims, damages, liabilities and costs (including reasonable legal and other expenses) (“Losses”) incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Adviser under this Agreement, if such act or omission involves the Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the Sub-Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement.

(b)     The Trust shall indemnify the Sub-Adviser and any of its directors, officers, employees and affiliates for all Losses incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Trust under this Agreement, if such act or omission involves the Trust’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the Sub-Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement.

(c)      The Sub-Adviser shall indemnify the Adviser and any of its directors, officers, employees and affiliates for all Losses incurred by the Adviser by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement if such act or omission involves the Sub-Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement.

(d)     The Sub-Adviser shall indemnify the Trust and any of its trustees, officers, employees and affiliates for all Losses incurred by the Trust by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement if such act or omission involves the Sub-Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the Trust’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement.

(e)        The indemnification in this Section 9 shall survive the termination of this Agreement.

10.        Representations, Warranties and Agreements of the Trust. The Trust represents, warrants and agrees that:

(a)      The Trust is a statutory trust duly formed and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder.

(b)      The Trust is registered as an investment company under the 1940 Act and the Fund, a series of the Trust, elected to qualify and has qualified as a regulated investment company under the Code, and the Fund’s shares are registered under the Securities Act of 1933, as amended.

(c)      The execution, delivery and performance by the Trust of this Agreement are within the Trust’s powers and have been duly authorized by all necessary action on the part of the Trust and the Board, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Trust for the execution, delivery and performance by the Trust of this Agreement, and the execution, delivery and performance by the Trust of this Agreement do not contravene or constitute a default under: (i) any provision of applicable law, rule or regulation; (ii) the Trust’s governing instruments; or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Trust.

(d)      The Adviser and the Sub-Adviser each has been duly appointed by the Board to provide investment services to the Fund Account as contemplated hereby.

(e)        The Trust will promptly notify the Sub-Adviser if any representation it has made under this Agreement becomes materially untrue.

11.        Representations of the Adviser. The Adviser represents, warrants and agrees that:

(a)        The Adviser has been duly authorized by the Board to delegate to the Sub-Adviser the provision of investment services to the Fund Account as contemplated hereby.

(b)        The Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory agency or industry self-regulatory organization necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and (vi) will promptly notify the Sub-Adviser if any representation it has made under this Agreement becomes materially untrue.

12.        Representations of the Sub-Adviser. The Sub-Adviser represents, warrants and agrees that:

(a)        The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Trust and Adviser of any material breach of this Agreement, if any representation under this Agreement becomes materially untrue or the occurrence of any event that the Sub-Adviser reasonably determines could have a materially adverse impact on the Sub-Adviser’s ability to provide services under this Agreement, or would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. To the extent permitted by law, the Sub-Adviser will also promptly notify the Trust and the Adviser if it is served or otherwise receives notice of any material action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, directly involving the affairs of the Fund. The Sub-Adviser further agrees to, upon request, review any statement regarding the Sub-Adviser contained in the Registration Statement with respect to the Fund and notify the Adviser or the Trust promptly if it becomes aware that any statement regarding the Sub-Adviser contained in the Registration Statement with respect to the Fund, or any amendment or supplement thereto, becomes untrue or incomplete in any material respect.

(b)      The Sub-Adviser has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of Federal Securities Laws by the Sub-Adviser, its employees, officers, and agents (“Compliance Procedures”) and, the Adviser and the Trust have been provided a copy of the Compliance Procedures and any amendments thereto. The Sub-Adviser will notify the Adviser promptly of any “Material Compliance Matter” (as defined in Rule 38a-1 under the 1940 Act). The Sub-Adviser will also notify the Adviser of any remedial actions that it takes in response to deficiency letters or similar communications from the SEC or another regulator.

(c)        The Sub-Adviser has adopted a written code of ethics as required by Rule 204A-1 under the Advisers Act and Rule 17j-1 under the 1940 Act and will provide the Adviser and the Trust with a copy of such code of ethics, together with evidence of its adoption and a certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of such code of ethics. Upon request, and within thirty (30) days following the end of the last calendar quarter of each year that this Agreement is in effect, the Sub-Adviser shall furnish to the Trust and the Adviser: (i) a written report that describes any material issues arising under the code of ethics or procedures during the relevant period, including, but not limited to, information about material violations of the code or procedures and sanctions imposed in response to material violations; and (ii) a written certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of the code of ethics. In addition, the Sub-Adviser shall: (iii) promptly report to the Board and the Adviser in writing any material amendments to its code of ethics; (iv) promptly furnish all pertinent information regarding any material violation of the Sub-Adviser’s code of ethics by: (A) its directors, officers and partners; or (B) any person who has access to nonpublic information regarding: (I) the Fund’s purchase or sale of securities; (II) the portfolio holdings of the Fund; or (III) securities recommendations to the Fund; and (v) provide quarterly reports to the Adviser on any material violations of the Sub-Adviser’s code of ethics during the period so indicated. Upon the reasonable written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(d)(1) and related records.

(d)        The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC and promptly will furnish a copy of any material amendments to the Trust and the Adviser at least annually.

(e)        The Sub-Adviser will notify the Trust and the Adviser of any change of control of the Sub-Adviser, including any change of its general partner(s) or managing member, controlling persons or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund Account or senior management of the Sub-Adviser, in each case prior to such change if the Sub-Adviser is aware of such change but in any event not later than as soon as reasonably practicable after such change. The Sub-Adviser agrees that it may bear all reasonable expenses of the Trust and Adviser, if any, arising out of the Sub-Adviser’s failure to notify the Trust and the Adviser as set forth herein.

(f)        The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage from insurance providers that are in the business of regularly providing insurance coverage to investment advisers. In no event shall such coverage be less than $5,000,000. The Sub-Adviser shall upon request provide to the Adviser a certificate of insurance providing evidence of the amount or scope of such insurance.

(g)      The Sub-Adviser will not, in violation of applicable law or regulation, use any material non-public information concerning portfolio companies that may be in or come into its possession or the possession of any of its affiliated persons or employees in providing investment advice or investment management services to the Fund.

(h)        The Sub-Adviser agrees that neither it, nor any of its affiliated persons, will in any way refer directly or indirectly to its relationship with the Trust, the Fund, the Adviser or any of their respective affiliated persons in offering, marketing or other promotional materials without the express written consent of the Adviser. For the avoidance of doubt, the Sub-Adviser may identify itself as a sub-adviser of the Fund during the term of this Agreement, with such right terminating upon termination of this Agreement, and the Sub-Adviser may use the performance of the Fund Account in its composite performance.

(i)        The Sub-Adviser agrees to promptly notify the Adviser of trade errors made by the Sub-Adviser in connection with its management of the Fund Account.

(j)        The Sub-Adviser has reviewed the registration requirements of the CEA and the National Futures Association (“NFA”) relating to commodity trading advisors and is either appropriately registered with the Commodity Futures Trading Commission (“CFTC”) and a member of the NFA or exempt or excluded from CFTC registration requirements. If required by the CEA or the rules and regulations thereunder promulgated by the CFTC, the Sub-Adviser will provide the Fund and the Adviser with a copy of its most recent CFTC disclosure document or a written explanation of the reason why it is not required to deliver such a disclosure document.

(k)      The Sub-Adviser has established and will keep in effect a “disaster recovery” preparedness plan that sets forth procedures for recovery of critical business functions at minimum operating levels and can be implemented within a 24-hour time period. The Sub-Adviser shall notify the Adviser, as soon as practicable by telephone, email or such other method of prompt communication as may be available under the circumstances, of the occurrence of any event the Sub-Adviser determines has had a material impact on its operations and that requires the Sub-Adviser to implement any procedures under such plan.

(l)        The Sub-Adviser has administrative, technical and physical safeguards in place that comply with laws and regulations applicable to the Sub-Adviser and, in the event the Sub-Adviser becomes aware of any network, system and/or data breach with respect to its infrastructure (including, but not limited to, a system intrusion, virus or malicious code attack, loss of data, data theft, unauthorized access to confidential information and/or nonpublic personal information, hacking incident or any acts of data ransom) that results in unauthorized access to and/or use by third parties of the confidential information of the Fund or the Adviser (each, a “Cybersecurity Breach”), the Sub-Adviser will promptly take appropriate steps to contain or mitigate the Cybersecurity Breach, and will, without unreasonable delay, notify the Adviser and the Fund, unless such notification is prohibited by law enforcement or the Sub-Adviser’s regulator(s).

13.      Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are not to be deemed to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others, except as prohibited by applicable law or agreed upon in writing among the Sub-Adviser, the Trust and the Adviser.

14.      Confidentiality. Subject to the duty of the Sub-Adviser, the Adviser and the Trust to comply with: (i) applicable law, rule or regulation, or a court order; or (ii) any demand of any government, regulatory or taxing authority having jurisdiction, or any self-regulatory organization, the parties hereto shall treat as confidential all material non-public information pertaining to the Fund Account and the actions of the Sub-Adviser, the Adviser and the Trust in respect thereof. The Sub-Adviser shall take steps to ensure that the Fund’s portfolio holdings information is shared only with such persons that are subject to a duty of confidentiality and duty not to trade on such information. The provisions of this Section 14 shall survive any termination of this Agreement.

15.          Duration and Termination.

(a)        Unless sooner terminated as provided herein, this Agreement shall continue in effect for a period of two years subsequent to its initial approval by the Board, or by vote of a majority of the outstanding voting securities of the Funds, as applicable, and thereafter, if not terminated, shall continue automatically from year to year, provided that such continuance is specifically approved at least annually by: (i) the vote of a majority of those Trustees of the Trust who are not interested parties to this Agreement or “interested persons” (as defined within the meaning of Section 2(a)(19) of the 1940 Act) of any such party to this Agreement; and (ii) the Board, or by vote of a majority of the outstanding voting securities of the Fund, in accordance with all applicable provisions of the 1940 Act, and any applicable exemptive relief provided by the SEC.

(b)        This Agreement may be terminated at any time, without the payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days’ written notice to the Sub-Adviser.

(c)        This Agreement may be terminated at any time, without the payment of any penalty, by the Adviser immediately upon written notice to the Sub-Adviser.

(d)        This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) by the Sub-Adviser, or upon the termination of the Advisory Agreement as it relates to the Fund. The Sub-Adviser agrees to bear all reasonable expenses of the Trust, if any, arising out of an assignment of this Agreement by the Sub-Adviser.

(e)        This Agreement may be terminated at any time by the Sub-Adviser on ninety (90) days’ written notice to the Fund and the Adviser, but any such termination shall not affect the status, obligations, or liabilities of the Sub-Adviser to the Fund and the Adviser arising prior to termination.

16.        Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved: (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party; and (ii) by the vote of a majority of the outstanding voting securities of the Fund (unless the approval is pursuant to an SEC order, no-action letter, rule or regulation permitting the Trust to modify the Agreement without a shareholder vote).

17.        Third-Party Beneficiaries. The only parties to this Agreement are the Trust, the Adviser and the Sub-Adviser, and the Trust and the Adviser are the only beneficiaries of the Sub-Adviser’s services hereunder. The parties do not intend for this Agreement to benefit any other persons including, without limitation, a record or beneficial owner of shares of the Fund.

18.        Limitation of Trustee and Shareholder Liability. The Adviser and Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Instrument of the Trust and agree that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series of the Trust, the obligations hereunder of the Trust shall be limited to the respective assets of the Fund. The Adviser and Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Trust or the Fund, nor any officer, director or trustee of the Trust, neither as a group nor individually.

19.        Governing Law. This Agreement shall be construed in accordance with the 1940 Act and the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

20.       Reference to the Sub-Adviser. The Adviser and the Trust are authorized to publish and distribute information, including, but not limited to, Registration Statements, Fund fact sheets and marketing material, regarding the provision of sub-advisory services by the Sub-Adviser pursuant to this Agreement and to include in such information the name of the Sub-Adviser or any trademark, service mark, symbol or logo of the Sub-Adviser provided to the Adviser in advance of use, without the prior written consent of the Sub-Adviser. The Adviser will provide copies of such items to the Sub-Adviser upon request within a reasonable time following such use, publication or distribution.

21.        No Implied Waiver. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, rule or regulation: (i) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in a writing signed by the other party; (ii) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (iii) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

22.        Severability. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

23.        Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the Federal Securities Laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement and the Schedule(s) attached hereto embody the entire agreement and understanding among the parties. This Agreement may be signed in counterpart.

24.        Notices. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser, Adviser or the Trust upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail – return receipt requested or sent by electronic transmission (via email) or a similar means of same day delivery which provides evidence of receipt (or with a confirming copy by mail as set forth herein). All notices provided to Adviser will be sent to:

GuideStone Capital Management, LLC

5005 Lyndon B. Johnson Freeway, Suite 2200

Dallas, Texas 75244-6152

Attn:        Melanie Childers, Vice President – Fund Operations

Email:      melanie.childers@guidestone.org

All notices provided to the Sub-Adviser will be sent to:

William Blair Investment Management, LLC

150 North Riverside Plaza

Chicago, Illinois 60606

Attn:        Deputy General Counsel-IM

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of May 31, 2022.5

GUIDESTONE FUNDS, on behalf of the series of the Trust listed on Schedule A

By:
Name: John R. Jones
Title: President

GUIDESTONE CAPITAL MANAGEMENT, LLC

By:
Name: David S. Spika
Title: President

WILLIAM BLAIR INVESTMENT MANAGEMENT, LLC

By:
Name:
Title:

5 Original Agreement dated May 31, 2022.